UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811-08071

Lazard Retirement Series, Inc.
(Exact name of registrant as specified in charter)

30 Rockefeller Plaza

New York, New York 10112

(Address of principal executive offices)	(Zip code)

Nathan A. Paul, Esq.

Lazard Asset Management LLC

30 Rockefeller Plaza

New York, New York 10112
(Name and address of agent for service)

Registrant’s telephone number, including area code:      (212) 632-6000

Date of fiscal year end:	12/31

Date of reporting period:	12/31/14

ITEM 1.  REPORTS TO STOCKHOLDERS.

Lazard Retirement Series
Annual Report
December 31, 2014

US Equity Lazard Retirement US Strategic Equity Portfolio Lazard Retirement US Small-Mid Cap Equity Portfolio International Equity Lazard Retirement International Equity Portfolio	Emerging Markets Lazard Retirement Emerging Markets Equity Portfolio Asset Allocation Lazard Retirement Global Dynamic Multi Asset Portfolio

Lazard Retirement Series, Inc. Table of Contents

2	A Message from Lazard

3	Investment Overviews

7	Performance Overviews

12	Information About Your Portfolio’s Expenses

14	Portfolio Holdings Presented by Sector

15	Portfolios of Investments

15	Lazard Retirement US Strategic Equity Portfolio

17	Lazard Retirement US Small-Mid Cap Equity Portfolio

19	Lazard Retirement International Equity Portfolio

21	Lazard Retirement Emerging Markets Equity Portfolio

23	Lazard Retirement Global Dynamic Multi Asset Portfolio

33	Notes to Portfolios of Investments

36	Statements of Assets and Liabilities

38	Statements of Operations

40	Statements of Changes in Net Assets

42	Financial Highlights

46	Notes to Financial Statements

55	Report of Independent Registered Public Accounting Firm

56	Board of Directors and Officers Information

59	Other Information

Shares of the Portfolios are currently offered only to separate accounts established by insurance companies to fund variable annuity contracts and variable life insurance policies. Portfolio shares may also be offered to certain qualified pension and retirement plans and accounts permitting accumulation of assets on a tax-deferred basis.

Please consider a Portfolio’s investment objective, risks, charges and expenses carefully before investing. For more complete information about Lazard Retirement Series, Inc. (the “Fund”), you may obtain a prospectus or summary prospectus by calling 800-823-6300, or online, at www.LazardNet.com. Read the prospectus or each Portfolio’s summary prospectus carefully before you invest. The prospectus and summary prospectus contain the investment objective, risks, charges, expenses and other information about Portfolios of the Fund, which is not detailed in this report.

Distributed by Lazard Asset Management Securities LLC.

Annual Report	1

Lazard Retirement Series, Inc. A Message from Lazard

Dear Shareholder,

In 2014, global equity markets were supported by low interest rates and declining bond yields but their overall gains were tempered by growth concerns and currency volatility. US stocks gained steadily over the year despite the discontinuation of US quantitative easing in October. International equity markets rose slightly in local currency terms but, for US dollar-based investors, returns were negative due to the dollar’s broad strength. Political and economic instability in Ukraine, Russia, and Greece, along with the effects of weaker commodity prices, held back returns in emerging markets. On the other hand, progress on structural reforms could unlock pent-up potential in countries such as India, Indonesia, and China.

Globally, fixed income markets rallied as interest rates in many countries trended lower for most of 2014. In the emerging markets, US dollar-denominated debt outperformed local currency debt for a fourth consecutive year. Meanwhile, the decline in the price of oil led to significant underperformance in the debt of countries that are heavily dependent on oil exports. In general, lower oil prices should be economically favorable for many countries as it can boost consumer spending and strengthen national finances.

As always, at Lazard Asset Management LLC, we remain focused on active management and are committed to leveraging our strengths in pursuing the Portfolios’ investment objectives so that you, a valued shareholder in Lazard Funds, achieve your financial goals. We appreciate your continued confidence in our investment management capabilities, and feel privileged that you have turned to Lazard for your investment needs.

Sincerely,

Lazard Asset Management LLC

2	Annual Report

Lazard Retirement Series, Inc. Investment Overviews

US Equities

US markets rose during the year as the underlying foundations of the US economic recovery continued to improve. Deleveraging resumed with debt-to-GDP ratios improved for the private and public sector, and household assets and consumer net-worth continued to rise. Job growth also continued to accelerate, with the amount of non-farm payrolls growing by over 200,000 per month from February to December, which was sufficient to reduce the unemployment rate to 5.6%, below its long-term average. Oil prices fell to multi-year lows, which many speculate will have a net-positive effect on the US economy, as cheaper gasoline prices are expected to drive consumer spending. It is important to note that tapering, which began in January, ended in October with little reaction from the market. The debate has since moved to when tightening will begin, but investors have been encouraged by comments from the US Federal Reserve, which suggested that interest rates will remain low until the economic outlook shows further improvement.

International Equities

International equity markets finished the year modestly higher in local currencies, but, due to continued strength in the dollar versus all major currencies, US-dollar investors experienced moderate declines. Divergence in economic growth and central bank policies between the US and the rest of the world explains the dollar’s strength throughout the year. Economic data was mixed, with broadly encouraging macroeconomic signs from the US prompting the end of quantitative easing (QE) from the US Federal Reserve, while in Europe, China, and Japan the situation was reversed. Weak economic data prompted QE speculation in the euro zone, a cut in interest rates in China, and the delay of consumption-tax increases in Japan. Energy and materials stocks were the worst performers globally, as excess supply drove down commodity prices. Oil prices declined almost 50% during the period, with most declines occurring during the fourth quarter as OPEC members unexpectedly decided against reducing oil output levels despite plentiful supply and weaker demand forecasts. For global consumers, and for major oil-importing countries like India and Turkey, this is an unambiguous positive. The stronger sectors were the more-defensive and high-yielding areas such as health care, and utilities, as well as consumer facing stocks on the perception that the declining price of gasoline would benefit consumers. Emerging market stocks underperformed developed ones during the year in local currencies, as Russia’s economy shrank in November for the first time in five years due to economic sanctions and the declining price of oil, their largest export. Elsewhere, data out of Brazil showed that their economy fell into recession, another victim of falling oil and commodity prices. Both Russian and Brazilian central banks raised their interest rates in an effort to combat inflation and support their currencies.

Emerging Markets Equities

The geopolitical situations in Ukraine and in Greece combined with the effects of weaker commodity prices, and, in particular, a collapse in the price of crude oil in the fourth quarter, dominated returns in emerging markets in 2014. The MSCI Emerging Markets® Index (the “EM Index”) fell by 2.2% in 2014, as measured in US dollar terms, with markets in Eastern Europe sustaining the largest declines, decreasing by almost 38%. Because of the geopolitical tensions regarding Ukraine, as well as the fall in crude oil prices, the Russian equity market declined by almost 47% during the year. Some other individual markets suffered because of their sensitivity to crude oil, including Colombia and Brazil, but Latin American markets still fared much less poorly than those in Eastern Europe, dropping about 12%. Asia held up best, as it has done for several years, increasing by almost 5%.

Additionally, various political and other events occurring between February and July in Russia, Crimea, and Ukraine caused attitudes in Europe to harden towards Russia, and caused the European Union to join the United States in imposing several layers of sanctions. Although these issues pressured Russian equities, it took until the fourth quarter for a full panic to occur in the Russian market, caused by sharply lower crude oil prices. Brent crude oil prices sank from approximately $93 to about $58 during the quarter, affecting the ruble which collapsed from around 39 rubles per dollar to approximately 60 rubles per dollar. Signs of consumer panic occurred as individuals were eager to dollarize deposits and buy durable goods in order to preserve wealth. Other markets in the same proximity, most notably Hungary, where several of the largest companies have Eastern European businesses, fell considerably given the regional economic effects. Independently, a surprise election was called by President Samaras in Greece and the market tumbled as the threat of a victory by Syriza, a coalition of the radical left which may pursue an exit from the European Union, concerned investors. Turkey and Egypt were bright

Annual Report	3

spots in 2014. Turkish markets performed well despite an ongoing battle between President Erdogan and the Gulen movement, and because of the economic benefits it may enjoy from lower prices of crude oil imports. Egyptian equities were aided by less instability following the military takeover and election of General el-Sisi as president. South African shares, despite its commodity-sensitive economy, registered a modestly positive return even with a difficult economic environment.

Most Latin American equity markets declined during the year as the effects of lower commodity prices, especially oil, were felt. The biggest decline occurred in Colombia due to the country’s large energy company exposure. However, the Brazilian market also suffered, given Petrobras’s large index weight. Chilean stocks fell amid copper and currency weakness earlier in the year. Shares in Mexico were less harmed because of its trade relationship with the United States but still suffered towards year-end due to the economy’s high sensitivity to crude oil price tax revenues. Peruvian stocks were the region’s star performer, rising by more than 10%, aided by the ongoing resilience of the economy.

Asian markets were the regional exception and generated a positive return during the year, primarily due to the relatively low commodity exposure of the region. Several markets, most notably India and Indonesia, recorded very strong returns due to election victories of popular and credible leaders. Philippine equities also generated strong performance as its economy continued to act positively. Thai stocks finished higher following the military removal of Prime Minister Yingluck Shinawatra after she attempted to pardon her brother, former Prime Minister Thaksin Shinawatra, and despite concerns in December about King Bhumibol Adulyadej’s health. Taiwanese equities were aided by the country’s strong macroeconomic conditions while Chinese shares, despite a slowing economy, were helped towards year-end by sharply declining energy prices. Given its energy production role, Malaysian shares performed poorly in 2014, declining by more than 10%.

Health care companies were, by far, the best performing sector in 2014. The financials and information technology sectors also had good returns. Materials stocks fell by almost 20% and the energy sector collapsed by over 26%, dwarfing all other sector movements.

Lazard Retirement US Strategic Equity Portfolio

For the year ended December 31, 2014, the Lazard Retirement US Strategic Equity Portfolio’s Service Shares posted a total return of 14.71%, as compared with the 13.68% return for the S&P 500® Index.

Stock selection in the consumer discretionary sector contributed to performance. Shares of Advance Auto Parts rose after the company announced that it had closed its acquisition of General Parts International, and that there were more merger synergies than expected. Stock selection and an underweight position in the industrials sector also helped returns. Shares of American Airlines rose following broadly strong quarterly earnings. Additionally, increased demand for business travel and declining oil prices in the latter half of the year boosted shares.

In contrast, stock selection in the energy sector detracted from performance. Shares of offshore-drilling contractor Transocean fell amid concerns facing the offshore drilling industry, which were compounded by declining oil prices. We sold our position in December. A lack of exposure to utilities also hurt returns, as the sector was the best performer in the benchmark during the year.

Lazard Retirement US Small-Mid Cap Equity Portfolio

For the year ended December 31, 2014, the Lazard Retirement US Small-Mid Cap Equity Portfolio’s Service Shares posted a total return of 11.03%, as compared with the 7.07% return for the Russell 2500® Index.

Stock selection in the information technology sector contributed to performance. Shares of wireless telecom applications provider InterDigital rose after the company reported broadly strong quarterly earnings, and management announced that its largest customer had renewed its mobile patent agreement after a multi-year negotiation process. Stock selection in the financials sector also helped returns. Shares of consumer-finance company Springleaf rose after the company reported strong quarterly earnings and management announced in August that it planned to sell $7.2 billion of real estate loans.

In contrast, stock selection in the materials sector detracted from performance. Shares of carbon-compound and wood-treatment maker Koppers fell after the company reported third-quarter earnings below expectations, as higher ex-

4	Annual Report

penses hurt results. Stock selection and an underweight position in the utilities sector also hurt returns. Shares of wind-energy provider Pattern Energy fell as results were impacted by weaker-than-expected realized power prices, lower electricity production, and start-up difficulties in the latter half of the year.

Lazard Retirement International Equity Portfolio

For the year ended December 31, 2014, the Lazard Retirement International Equity Portfolio’s Service Shares posted a total return of -4.21%, as compared with the -4.90% return for the MSCI EAFE® (Europe, Australasia, Far East) Index (the “EAFE Index”).

Stock selection in the consumer discretionary sector contributed to relative returns as strong results saw shares rise from Japanese shoe-maker Asics and Japanese discount-retailer Don Quijote. In the energy sector, stock selection was beneficial to relative returns, as the strategy owns stocks that are less sensitive to moves in the price of oil. For example, shares of Australian fuel-supplier Caltex rose on company guidance that highlighted strong refining margins. Elsewhere, shares of Irish discount-airline Ryanair and British airline International Consolidated Airlines both benefited from the declining price of oil.

In contrast, stock selection in the financials sector detracted from relative returns. Shares of Japanese financial-services firm Sumitomo Mitsui Financial Group declined as Japanese banks experienced margin pressure on loans amid low interest rates. Additionally, shares of Greek bank Piraeus declined along with the broader Greek stock market amid renewed political uncertainty. Within the information technology sector, shares of Japanese LCD manufacturer Japan Display declined on weaker-than-expected demand; we exited the position during the first half of the year. Lastly, stock selection in the materials sector detracted from relative returns as shares of British aluminum-packaging company Rexam declined on comments from management that highlighted rising costs.

Lazard Retirement Emerging Markets Equity Portfolio

For the year ended December 31, 2014, the Lazard Retirement Emerging Markets Equity Portfolio’s Service Shares posted a total return of -4.64%, while Investor Shares posted a total return of -4.38%, as compared with the -2.19% return for the EM Index.

Shares of Axis Bank and Punjab National Bank, both Indian banks, increased on the back of strong returns and expectation that, following the Modi election win in India, the economy will rebound and thus reduce credit costs for the banking sector and improve returns. Shares of Taiwan Semiconductor Manufacturing, a Taiwanese semiconductor company, increased as the company announced impressive sales results. Bank Mandiri, an Indonesian bank, reported good quarterly results. Shares of Telekomunikasi Indonesia, an Indonesian telecom company, performed well on the back of good execution and expectations for an uplift in average revenues per unit and data penetration growth.

In contrast, shares of Sberbank Russia performed poorly as plummeting oil prices and severe weakness in the ruble resulted in significant macroeconomic concerns. Mobile TeleSystems, a Russian telecommunication services company, was negatively affected by the collapsing ruble and from investor concerns regarding the parent company Sistema’s legal battle with the government in relation to dividends earned from its subsidiary Bashneft. Shares of Pacific Rubiales Energy, a Canadian energy company with assets primarily in Colombia and Latin America, declined given the company’s sensitivity to the recent collapse on oil prices. Gazprom, a Russian gas company, was negatively affected by the recent plummet in oil prices and the ruble and from negative Russian sentiment following increased sanctions from the West. Shares of MegaFon, a Russian telecommunication services company, were also negatively affected by the collapsing ruble.

Lazard Retirement Global Dynamic Multi Asset Portfolio

For the year ended December 31, 2014, the Lazard Retirement Global Dynamic Multi Asset Portfolio’s Service Shares posted a total return of 2.70%, as compared with the 2.80% return of its blended benchmark, which is a 50/50 blend of the MSCI World® Index and the Barclays Capital Global Aggregate Bond® Index (the “GDMA Index”).

The Portfolio is managed using a combination of certain Lazard Asset Management LLC’s, the Fund’s investment manager (the “Investment Manager”), US and non-US equity and fixed income strategies. The Investment Manager considers a market forecast based on four categories pertinent to allocation decisions among the strategies: Economy, Valuation, Liquidity, and Sentiment.

Annual Report	5

Changes made to the market forecast during 2014 reflected a consideration of many factors including monetary policies of central banks around the globe; global macro data readings particularly of the Purchasing Managers Index (which measures economic activity) in China, the United States, the euro zone, and Japan; fiscal policy in developed and emerging markets; geopolitical events and risks; and equity and fixed income valuations, along with other data.

For 2014, stock selection in the consumer staples sector, stock selection and an overweight position in the health care sector, and stock selection in consumer discretionary and industrials sectors added value within the equity allocation, as did stock selection and an overweight position in Denmark, stock selection and an overweight position in the United Kingdom, stock selection in Switzerland, and an under-

weight position to France. Within fixed income, performance was helped by overweight exposure to rates in the United Kingdom, Australia, Ireland, Mexico, Israel, and Canada, overweight exposure to sovereign external, corporate, and municipal bonds, and by currency management (underweight exposure to the euro and the Japanese yen) implemented via derivative instruments.

In contrast, stock selection and an underweight position in utilities, stock selection in the United States and Japan, and an overweight exposure to Norway detracted from performance. Within fixed income, performance was hurt by being duration-defensive in the United States and core Europe and by country allocation in the euro zone (underweight Spain and Italy).

Notes to Investment Overviews:

All returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of a Portfolio may have been waived or reimbursed by the Investment Manager, State Street Bank and Trust Company, the Fund’s administrator (“State Street”), or Boston Financial Data Services, Inc., the Fund’s transfer and dividend disbursing agent (“BFDS”); without such waiver/reimbursement of expenses, such Portfolio’s returns would have been lower. Performance information does not reflect the fees and charges imposed by participating insurance companies at the separate account level, and such charges will have the effect of reducing performance. Past performance is not indicative, or a guarantee, of future results.

The performance data of the indices and other market data have been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to their accuracy. These indices are unmanaged, have no fees or costs and are not available for investment.

The views of the Investment Manager and the securities described in this report are as of December 31, 2014; these views and portfolio holdings may have changed subsequent to this date. Nothing herein should be construed as a recommendation to buy, sell, or hold a particular security. There is no assurance that the securities discussed herein will remain in a Portfolio at the time you receive this report, or that securities sold will not have been repurchased. The specific securities discussed may, in aggregate, represent only a small percentage of a Portfolio’s holdings. It should not be assumed that securities identified and discussed were, or will be, profitable, or that the investment decisions made in the future will be profitable, or equal the investment performance of the securities discussed herein.

The views and opinions expressed are provided for general information only, and do not constitute specific tax, legal, or investment advice to, or recommendations for, any person. There can be no guarantee as to the accuracy of any outlooks for markets, sectors and securities as discussed herein. You should read the Fund’s prospectus or each Portfolio’s summary prospectus for a more detailed discussion of each Portfolio’s investment objective, strategies, risks and fees.

6	Annual Report

Lazard Retirement Series, Inc. Performance Overviews

Lazard Retirement US Strategic Equity Portfolio

Comparison of Changes in Value of $10,000 Investment in the Service Shares of Lazard Retirement US Strategic Equity Portfolio and S&P 500® Index*

Average Annual Total Returns*

Years Ended December 31, 2014

	One Year	Five Years	Ten Years
Service Shares	14.71%	14.02%	6.64%
S&P 500 Index	13.68%	15.45%	7.67%

*	All returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager or State Street; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. Performance information does not reflect the fees and charges imposed by participating insurance companies at the separate account level, and such charges will have the effect of reducing performance.

The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, or a guarantee, of future results; the investment return and principal value of the Portfolio will fluctuate, so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods.

The performance data of the index has been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to its accuracy. The S&P 500 Index is a market capitalization-weighted index of 500 common stocks, designed to measure performance of the broad domestic economy through changes in the aggregate market value of these stocks, which represent all major industries. The index is unmanaged, has no fees or costs and is not available for investment.

Before May 1, 2007, the Portfolio was known as Lazard Retirement Equity Portfolio and had a different investment strategy.

Annual Report	7

Lazard Retirement US Small-Mid Cap Equity Portfolio

Comparison of Changes in Value of $10,000 Investment in the Service Shares of Lazard Retirement US Small-Mid Cap Equity Portfolio, Russell 2500® Index and Russell 2000/2500 Linked Index*

Average Annual Total Returns*

Years Ended December 31, 2014

	One Year	Five Years	Ten Years
Service Shares	11.03%	13.24%	7.30%
Russell 2500 Index	7.07%	16.36%	8.72%
Russell 2000/2500 Linked Index	7.07%	16.36%	8.30%

*	All returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. Performance information does not reflect the fees and charges imposed by participating insurance companies at the separate account level, and such charges will have the effect of reducing performance.

The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, or a guarantee, of future results; the investment return and principal value of the Portfolio will fluctuate, so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods.

The Portfolio was previously known as Lazard Retirement U.S. Small Cap Equity Portfolio. As of June 1, 2009, the Portfolio changed its name to Lazard U.S. Small-Mid Cap Equity Portfolio and changed its investment strategy to invest in equity securities of small-mid cap US companies.

The performance data of the indices have been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to their accuracy. The Russell 2500 Index is comprised of the 2,500 smallest US companies included in the Russell 3000® Index (which consists of the 3,000 largest US companies by capitalization). The Russell 2000/2500 Linked Index is an index created by the Portfolio’s Investment Manager, which links the performance of the Russell 2000® Index for all periods through May 31, 2009 and the Russell 2500 Index for all periods thereafter. The Russell 2000 Index is comprised of the 2,000 smallest US companies included in the Russell 3000 Index. The indices are unmanaged, have no fees or costs and are not available for investment.

8	Annual Report

Lazard Retirement International Equity Portfolio

Comparison of Changes in Value of $10,000 Investment in the Service Shares of Lazard Retirement International Equity Portfolio and EAFE Index*

Average Annual Total Returns*

Years Ended December 31, 2014

	One Year	Five Years	Ten Years
Service Shares	-4.21%	6.75%	4.77%
EAFE Index	-4.90%	5.33%	4.43%

*	All returns reflect reinvestment of all dividends and distributions, if any. Performance information does not reflect the fees and charges imposed by participating insurance companies at the separate account level, and such charges will have the effect of reducing performance.

The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, or a guarantee, of future results; the investment return and principal value of the Portfolio will fluctuate, so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods.

The performance data of the index has been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to its accuracy. The EAFE Index is a broadly diversified international index comprised of equity securities of approximately 1,000 companies located in developed countries outside the United States. The index is unmanaged, has no fees or costs and is not available for investment.

Annual Report	9

Lazard Retirement Emerging Markets Equity Portfolio

Comparison of Changes in Value of $10,000 Investment in the Service Shares of Lazard Retirement Emerging Markets Equity Portfolio and EM Index*

Average Annual Total Returns*

Periods Ended December 31, 2014

	Service Shares			Investor Shares
	One Year	Five Years	Ten Years	One Year	Five Years	Since Inception	†
Retirement Emerging Markets Equity Portfolio**	-4.64%	2.95%	9.40%	-4.38%	3.21%	4.91%
EM Index	-2.19%	1.78%	8.43%	-2.19%	1.78%	3.71%

*	All returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. Performance information does not reflect the fees and charges imposed by participating insurance companies at the separate account level, and such charges will have the effect of reducing performance.

The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, or a guarantee, of future results; the investment return and principal value of the Portfolio will fluctuate, so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods.

The performance data of the index has been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to its accuracy. The EM Index is comprised of emerging market securities in countries open to non-local investors. The index is unmanaged, has no fees or costs and is not available for investment.

**	The performance of Service Shares may be greater than or less than the performance of Investor Shares, primarily based on the differences in fees borne by shareholders investing in different classes.

†	The inception date for Investor Shares was May 1, 2006.

10	Annual Report

Lazard Retirement Global Dynamic Multi Asset Portfolio

Comparison of Changes in Value of $10,000 Investment in the Service Shares of Lazard Retirement Global Dynamic Multi Asset Portfolio, GDMA Index and MSCI World® Index*

Average Annual Total Returns*

Periods Ended December 31, 2014

	One Year	Since Inception	†
Service Shares	2.70%	10.23%
GDMA Index	2.80%	6.61%
MSCI World Index	4.94%	13.29%

*	All returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager, State Street or BFDS; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. Performance information does not reflect the fees and charges imposed by participating insurance companies at the separate account level, and such charges will have the effect of reducing performance.

The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, or a guarantee, of future results; the investment return and principal value of the Portfolio will fluctuate, so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods.

The performance data of the indices have been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to their accuracy. The GDMA Index is a 50/50 blend of the MSCI World Index and the Barclays Capital Global Aggregate Bond ® Index. The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The Barclays Capital Global Aggregate Bond Index provides a broad-based measure of global investment-grade fixed-income debt markets, including government-related debt, corporate debt, securitized debt and global Treasury, with maturities of no less than one year. The indices are unmanaged, have no fees or costs and are not available for investment.

Before April 30, 2014, the Portfolio was known as Lazard Retirement Multi-Asset Targeted Volatility Portfolio.

†	The inception date for the Portfolio was April 30, 2012.

Annual Report	11

Lazard Retirement Series, Inc. Information About Your Portfolio’s Expenses

Expense Example

As a shareholder in a Portfolio of the Fund, you incur ongoing costs, including management fees, distribution and service (12b-1) fees (Service Shares only), and other expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the six month period from July 1, 2014 through December 31, 2014 and held for the entire period.

Actual Expenses

For each Share class of the Portfolios, the first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

For each Share class of the Portfolios, the second line of the table below provides information about hypothetical account values and hypothetical expenses based on the class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholders reports of the other funds.

Please note that you also bear fees and charges imposed by participating insurance companies at the separate account level, which are described in the separate prospectuses issued by the insurance companies. Such charges will have the effect of reducing account value.

12	Annual Report

	Beginning	Ending	Expenses Paid	Annualized Expense
	Account Value	Account Value	During Period*	Ratio During Period
Portfolio	7/1/14	12/31/14	7/1/14 - 12/31/14	7/1/14 - 12/31/14

US Strategic Equity
Service Shares
Actual	$1,000.00	$1,067.20	$5.21	1.00%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.16	$5.09	1.00%

US Small-Mid Cap Equity
Service Shares
Actual	$1,000.00	$1,023.30	$6.37	1.25%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.90	$6.36	1.25%

International Equity
Service Shares
Actual	$1,000.00	$915.20	$5.26	1.09%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.71	$5.55	1.09%

Emerging Markets Equity
Service Shares
Actual	$1,000.00	$875.90	$6.57	1.39%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.20	$7.07	1.39%
Investor Shares
Actual	$1,000.00	$877.00	$5.39	1.14%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.46	$5.80	1.14%

Global Dynamic Multi Asset
Service Shares
Actual	$1,000.00	$986.10	$5.26	1.05%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.91	$5.35	1.05%

*	Expenses are equal to the annualized expense ratio of each Share class multiplied by the average account value over the period, multiplied by 184/365 (to reflect one-half year period).

Annual Report	13

Lazard Retirement Series, Inc. Portfolio Holdings Presented by Sector December 31, 2014

	Lazard	Lazard	Lazard	Lazard
	Retirement	Retirement	Retirement	Retirement
	US Strategic	US Small-Mid Cap	International	Emerging Markets
Sector*	Equity Portfolio	Equity Portfolio	Equity Portfolio	Equity Portfolio

Consumer Discretionary	17.7%	18.8%	16.7%	7.6%
Consumer Staples	4.4	—	9.6	9.5
Energy	7.7	2.8	4.1	8.4
Financials	18.7	25.3	21.8	28.0
Health Care	13.6	8.3	13.0	—
Industrials	6.9	19.1	14.2	6.2
Information Technology	26.1	15.4	4.6	19.6
Materials	3.5	5.6	5.2	5.6
Telecommunication Services	—	—	8.0	10.1
Utilities	—	2.7	1.1	0.7
Short-Term Investments	1.4	2.0	1.7	4.3
Total Investments	100.0%	100.0%	100.0%	100.0%

Lazard Retirement
Global Dynamic
Multi Asset
Sector*	Portfolio

Consumer Discretionary	10.3%
Consumer Staples	7.5
Energy	5.6
Financials	19.2
Health Care	12.0
Industrials	10.1
Information Technology	10.6
Materials	4.9
Telecommunication Services	3.9
Utilities	3.5
Municipal	0.4
Sovereign Debt	8.8
Short-Term Investment	3.2
Total Investments	100.0%

*Represents percentage of total investments.

14	Annual Report

Lazard Retirement Series, Inc. Portfolios of Investments December 31, 2014

Description	Shares	Value

Lazard Retirement US Strategic Equity Portfolio

Common Stocks | 98.2%

Alcohol & Tobacco | 2.0%
Molson Coors Brewing Co., Class B	3,285	$244,798

Banking | 1.6%
Regions Financial Corp.	18,805	198,581

Cable Television | 1.0%
Comcast Corp., Class A	2,190	126,067

Chemicals | 1.3%
Eastman Chemical Co.	2,165	164,237

Commercial Services | 4.2%
Corrections Corp. of America	6,093	221,420
ServiceMaster Global Holdings, Inc.	3,425	91,687
The ADT Corp.	1,800	65,214
Tyco International PLC	3,185	139,694
		518,015
Computer Software | 1.0%
Microsoft Corp.	2,720	126,344

Consumer Products | 0.0%
Hasbro, Inc.	40	2,200

Energy Exploration & Production | 5.0%
Anadarko Petroleum Corp.	1,670	137,775
Apache Corp.	2,480	155,421
Devon Energy Corp.	3,265	199,851
EOG Resources, Inc.	1,400	128,898
		621,945
Energy Integrated | 0.9%
Consol Energy, Inc.	3,475	117,490

Energy Services | 1.7%
Dril-Quip, Inc. (a)	1,000	76,730
HollyFrontier Corp.	3,480	130,430
		207,160
Financial Services | 13.2%
Ally Financial, Inc. (a)	8,450	199,589
American Express Co.	3,080	286,563
CBOE Holdings, Inc.	2,820	178,844
Description	Shares	Value

Citigroup, Inc.	5,145	$278,396
Intercontinental Exchange, Inc.	1,155	253,280
Morgan Stanley	4,735	183,718
Visa, Inc., Class A	980	256,956
		1,637,346
Food & Beverages | 2.4%
Sysco Corp.	7,495	297,476

Forest & Paper Products | 1.4%
International Paper Co.	3,215	172,260

Insurance | 4.1%
Aon PLC	1,645	155,995
The Hartford Financial Services Group, Inc.	5,285	220,332
Voya Financial, Inc.	3,140	133,073
		509,400
Leisure & Entertainment | 9.7%
Bloomin’ Brands, Inc. (a)	3,570	88,393
Houghton Mifflin Harcourt Co. (a)	6,410	132,751
McDonald’s Corp.	1,525	142,892
Norwegian Cruise Line Holdings, Ltd. (a)	6,335	296,225
The Madison Square Garden Co., Class A (a)	1,645	123,803
Viacom, Inc., Class B	5,515	415,004
		1,199,068
Manufacturing | 5.0%
Carpenter Technology Corp.	1,930	95,052
Honeywell International, Inc.	2,915	291,267
Parker Hannifin Corp.	1,125	145,069
Rockwell Automation, Inc.	800	88,960
		620,348
Medical Products | 3.4%
Baxter International, Inc.	5,810	425,815

Pharmaceutical & Biotechnology | 10.1%
Eli Lilly & Co.	3,070	211,799
Mylan, Inc. (a)	3,310	186,585
Pfizer, Inc.	14,130	440,149
Zoetis, Inc.	9,603	413,217
		1,251,750
Retail | 6.2%
Advance Auto Parts, Inc.	4,003	637,598
Dick’s Sporting Goods, Inc.	1,435	71,248
J.C. Penney Co., Inc. (a)	8,300	53,784
		762,630

The accompanying notes are an integral part of these financial statements.

Annual Report	15

Description	Shares	Value

Lazard Retirement US Strategic Equity Portfolio (concluded)

Semiconductors & Components | 4.8%
Maxim Integrated Products, Inc.	2,775	$88,439
NXP Semiconductors NV (a)	1,945	148,598
Xerox Corp.	26,280	364,241
		601,278
Technology | 3.3%
Citrix Systems, Inc. (a)	1,415	90,277
Google, Inc., Class A (a)	243	128,950
Google, Inc., Class C (a)	98	51,587
Vantiv, Inc., Class A (a)	3,780	128,218
		399,032
Technology Hardware | 14.9%
Apple, Inc.	4,109	453,551
Cisco Systems, Inc.	21,245	590,930
EMC Corp.	10,200	303,348
Hewlett-Packard Co.	4,435	177,977
Qualcomm, Inc.	1,560	115,955
Teradyne, Inc.	10,385	205,519
		1,847,280
Description	Shares	Value

Transportation | 1.0%
American Airlines Group, Inc.	2,225	$119,327

Total Common Stocks (Identified cost $10,644,064)		12,169,847

Short-Term Investment | 1.4%
State Street Institutional Treasury Money Market Fund (Identified cost $175,679)	175,679	175,679

Total Investments | 99.6% (Identified cost $10,819,743) (b)		$12,345,526

Cash and Other Assets in Excess of Liabilities | 0.4%		45,822

Net Assets | 100.0%		$12,391,348

The accompanying notes are an integral part of these financial statements.

16	Annual Report

Description	Shares	Value

Lazard Retirement US Small-Mid Cap Equity Portfolio

Common Stocks | 95.8%

Aerospace & Defense | 0.8%
B/E Aerospace, Inc. (a)	9,340	$541,907

Automotive | 2.1%
Modine Manufacturing Co. (a)	54,730	744,328
Tenneco, Inc. (a)	10,805	611,671
		1,355,999
Banking | 11.3%
East West Bancorp, Inc.	28,730	1,112,138
Great Western Bancorp, Inc.	29,145	664,215
IBERIABANK Corp.	15,985	1,036,627
PacWest Bancorp	26,185	1,190,370
Signature Bank (a)	8,870	1,117,265
United Bankshares, Inc.	31,425	1,176,866
Wintrust Financial Corp.	18,390	859,917
		7,157,398
Chemicals | 2.2%
Koppers Holdings, Inc.	24,005	623,650
Tronox, Ltd., Class A	33,465	799,144
		1,422,794
Commercial Services | 7.8%
Applied Industrial Technologies, Inc.	13,895	633,473
Blackhawk Network Holdings, Inc. (a)	32,835	1,273,998
LifeLock, Inc. (a)	29,010	536,975
MDC Partners, Inc., Class A	40,780	926,522
On Assignment, Inc. (a)	26,045	864,433
ServiceMaster Global Holdings, Inc.	25,960	694,949
		4,930,350
Computer Software | 5.2%
Informatica Corp. (a)	25,465	971,108
j2 Global, Inc.	14,365	890,630
Red Hat, Inc. (a)	13,780	952,749
Rovi Corp. (a)	21,065	475,858
		3,290,345
Construction & Engineering | 2.3%
EMCOR Group, Inc.	18,800	836,412
Quanta Services, Inc. (a)	21,105	599,171
		1,435,583
Consumer Products | 0.9%
Fox Factory Holding Corp. (a)	31,900	517,737
Hasbro, Inc.	1,115	61,314
		579,051
Description	Shares	Value

Electric | 0.8%
Pattern Energy Group, Inc.	21,625	$533,273

Energy Exploration & Production | 1.2%
Memorial Resource Development Corp.	41,450	747,344

Energy Services | 0.9%
HollyFrontier Corp.	14,625	548,145

Financial Services | 6.2%
Air Lease Corp.	27,940	958,622
CBOE Holdings, Inc.	14,695	931,957
Cohen & Steers, Inc.	18,580	781,846
Springleaf Holdings, Inc. (a)	18,920	684,336
TAL International Group, Inc.	12,650	551,161
		3,907,922
Forest & Paper Products | 2.3%
KapStone Paper and Packaging Corp.	20,475	600,122
Schweitzer-Mauduit International, Inc.	20,375	861,863
		1,461,985
Gas Utilities | 1.8%
New Jersey Resources Corp.	18,255	1,117,206

Health Services | 3.7%
Brookdale Senior Living, Inc. (a)	28,920	1,060,496
Quintiles Transnational Holdings, Inc. (a)	22,060	1,298,672
		2,359,168
Housing | 0.7%
FMSA Holdings, Inc.	67,025	463,813

Insurance | 1.8%
Arch Capital Group, Ltd. (a)	19,185	1,133,834

Leisure & Entertainment | 4.9%
Bloomin’ Brands, Inc. (a)	26,105	646,360
Houghton Mifflin Harcourt Co. (a)	35,520	735,619
Hyatt Hotels Corp., Class A (a)	16,110	969,983
Orbitz Worldwide, Inc. (a)	92,600	762,098
		3,114,060
Manufacturing | 12.0%
ACCO Brands Corp. (a)	15,360	138,394
Actuant Corp., Class A	26,880	732,211
Advanced Drainage Systems, Inc.	28,955	665,386
Altra Industrial Motion Corp.	26,400	749,496
CIRCOR International, Inc.	6,665	401,766
Drew Industries, Inc. (a)	7,900	403,453

The accompanying notes are an integral part of these financial statements.

Annual Report	17

Description	Shares	Value

Lazard Retirement US Small-Mid Cap Equity Portfolio (concluded)

FLIR Systems, Inc.	29,600	$956,376
Joy Global, Inc.	9,295	432,403
KLX, Inc. (a)	4,673	192,741
Littelfuse, Inc.	7,305	706,174
The Toro Co.	11,270	719,139
TriMas Corp. (a)	26,005	813,696
Woodward, Inc.	14,865	731,804
		7,643,039
Medical Products | 0.9%
Sirona Dental Systems, Inc. (a)	6,905	603,290

Metals & Glass Containers | 0.9%
Owens-Illinois, Inc. (a)	22,280	601,337

Pharmaceutical & Biotechnology | 3.4%
Aratana Therapeutics, Inc. (a)	30,010	534,778
Phibro Animal Health Corp., Class A	26,645	840,650
United Therapeutics Corp. (a)	6,095	789,242
		2,164,670
Real Estate | 8.0%
DCT Industrial Trust, Inc. REIT	24,370	869,034
Extra Space Storage, Inc. REIT	20,820	1,220,885
Jones Lang LaSalle, Inc.	6,515	976,794
Kilroy Realty Corp. REIT	15,695	1,084,054
LaSalle Hotel Properties REIT	23,180	938,094
		5,088,861
Retail | 6.4%
Advance Auto Parts, Inc.	5,915	942,141
Carter’s, Inc.	9,165	800,196
Chico’s FAS, Inc.	50,440	817,633
Dick’s Sporting Goods, Inc.	6,500	322,725
Iconix Brand Group, Inc. (a)	15,105	510,398
Steven Madden, Ltd. (a)	20,675	658,085
		4,051,178
Description	Shares	Value

Semiconductors & Components | 1.2%
Microsemi Corp. (a)	27,780	$788,396

Technology | 2.7%
BroadSoft, Inc. (a)	29,775	864,071
Vantiv, Inc., Class A (a)	24,920	845,286
		1,709,357
Technology Hardware | 1.3%
InterDigital, Inc.	15,390	814,131

Transportation | 2.1%
Alaska Air Group, Inc.	11,540	689,630
Echo Global Logistics, Inc. (a)	21,315	622,398
		1,312,028
Total Common Stocks (Identified cost $51,753,126)		60,876,464

Short-Term Investment | 2.0%
State Street Institutional Treasury
Money Market Fund (Identified cost $1,244,018)	1,244,018	1,244,018

Total Investments | 97.8% (Identified cost $52,997,144) (b)		$62,120,482

Cash and Other Assets in Excess of Liabilities | 2.2%		1,370,119

Net Assets | 100.0%		$63,490,601

The accompanying notes are an integral part of these financial statements.

18	Annual Report

Description	Shares	Value

Lazard Retirement International Equity Portfolio

Common Stocks | 94.5%

Australia | 2.6%
Ansell, Ltd.	328,697	$6,000,482
Caltex Australia, Ltd.	241,878	6,693,365
James Hardie Industries PLC	520,937	5,546,836
		18,240,683
Austria | 0.7%
UNIQA Insurance Group AG	491,866	4,604,628

Belgium | 2.7%
Anheuser-Busch InBev NV	167,169	18,812,148

Brazil | 0.6%
Estacio Participacoes SA	502,000	4,442,541

Canada | 2.7%
MacDonald Dettwiler & Associates, Ltd.	114,800	9,382,217
Rogers Communications, Inc., Class B	246,000	9,564,314
		18,946,531
Denmark | 0.7%
Carlsberg A/S, Class B	63,773	4,952,332

Finland | 1.8%
Sampo Oyj, A Shares	265,830	12,464,661

France | 6.9%
Airbus Group NV	156,054	7,750,767
BNP Paribas SA	212,376	12,480,124
Cap Gemini SA	146,330	10,422,792
Valeo SA	81,888	10,199,745
Vinci SA	121,351	6,640,410
		47,493,838
Germany | 4.3%
Bayer AG	142,840	19,527,573
Bayerische Motoren Werke AG	54,542	5,923,470
RTL Group SA	43,401	4,124,365
		29,575,408
Greece | 0.8%
Hellenic Telecommunications Organization SA (a)	167,725	1,830,355
Piraeus Bank SA (a)	3,375,998	3,714,112
		5,544,467
Description	Shares	Value

Ireland | 1.2%
Ryanair Holdings PLC Sponsored ADR (a)	112,272	$8,001,625

Israel | 2.9%
Teva Pharmaceutical Industries, Ltd. Sponsored ADR	345,600	19,875,456

Italy | 2.2%
Atlantia SpA	416,826	9,681,444
Azimut Holding SpA	248,273	5,356,054
		15,037,498
Japan | 17.2%
AEON Financial Service Co., Ltd.	190,400	3,722,150
Asics Corp.	156,160	3,731,879
Daikin Industries, Ltd.	195,900	12,635,023
Daiwa House Industry Co., Ltd.	754,200	14,281,323
Don Quijote Holdings Co., Ltd.	214,200	14,630,721
Japan Tobacco, Inc.	256,000	7,029,269
KDDI Corp.	285,700	17,876,313
Makita Corp.	106,600	4,822,971
Seven & I Holdings Co., Ltd.	272,100	9,814,842
SoftBank Corp.	186,400	11,093,081
Sumitomo Mitsui Financial Group, Inc.	387,400	13,997,732
United Arrows, Ltd.	176,000	4,921,993
		118,557,297
Netherlands | 3.6%
Koninklijke KPN NV	1,957,179	6,170,557
NXP Semiconductors NV (a)	115,871	8,707,568
Wolters Kluwer NV	323,001	9,863,049
		24,741,174
Philippines | 1.1%
Alliance Global Group, Inc.	15,121,300	7,547,169

Spain | 2.1%
Mediaset Espana Comunicacion SA (a)	595,902	7,442,130
Red Electrica Corporacion SA	80,226	7,042,802
		14,484,932
Sweden | 3.8%
Assa Abloy AB, Class B	221,971	11,730,479
Swedbank AB, A Shares	569,548	14,172,034
		25,902,513
Switzerland | 7.5%
GAM Holding AG	266,218	4,787,986
Glencore PLC	2,167,554	9,976,703
Novartis AG	330,052	30,354,052
Swatch Group AG	14,778	6,561,984
		51,680,725

The accompanying notes are an integral part of these financial statements.

Annual Report	19

Description	Shares	Value

Lazard Retirement International Equity Portfolio (concluded)

Taiwan | 1.6%
Taiwan Semiconductor Manufacturing Co., Ltd. Sponsored ADR	499,100	$11,169,858

Thailand | 0.8%
Krung Thai Bank Public Co. Ltd. (c)	7,867,200	5,428,129

Turkey | 0.9%
Turkcell Iletisim Hizmetleri AS (a)	1,066,231	6,511,239

United Kingdom | 25.8%
Anglo American PLC	349,763	6,471,297
British American Tobacco PLC	273,724	14,872,484
Direct Line Insurance Group PLC	1,688,913	7,617,539
Informa PLC	1,442,448	10,525,393
International Consolidated Airlines Group SA (a)	1,395,313	10,427,421
Lloyds Banking Group PLC (a)	14,331,223	16,923,258
Provident Financial PLC	180,379	6,865,505
Prudential PLC	829,428	19,086,927
Reed Elsevier PLC	769,971	13,099,828
Rexam PLC	1,788,075	12,570,694
Rolls-Royce Holdings PLC	396,437	5,340,429
Royal Dutch Shell PLC, A Shares	625,072	20,718,946
Shire PLC	151,699	10,733,199
Taylor Wimpey PLC	4,078,360	8,691,394
Unilever PLC	194,406	7,896,920
William Hill PLC	1,129,269	6,350,537
		178,191,771
Total Common Stocks (Identified cost $546,257,982)		652,206,623
Description	Shares	Value

Short-Term Investment | 1.6%
State Street Institutional Treasury Money Market Fund (Identified cost $11,144,235)	11,144,235	$11,144,235

Total Investments | 96.1% (Identified cost $557,402,217) (b)		$663,350,858

Cash and Other Assets in Excess of Liabilities | 3.9%		26,973,341

Net Assets | 100.0%		$690,324,199

The accompanying notes are an integral part of these financial statements.

20	Annual Report

Description	Shares	Value

Lazard Retirement Emerging Markets Equity Portfolio

Common Stocks | 94.3%

Argentina | 1.0%
YPF Sociedad Anonima Sponsored ADR	402,034	$10,641,840

Brazil | 13.8%
Ambev SA ADR	2,422,700	15,069,194
Banco do Brasil SA	3,792,866	33,554,693
BB Seguridade Participacoes SA	1,885,900	22,638,314
CCR SA	1,636,200	9,395,063
CEMIG SA Sponsored ADR	1,571,400	7,809,858
Cielo SA	1,547,360	24,248,152
Localiza Rent a Car SA	568,700	7,575,372
Natura Cosmeticos SA	591,400	7,082,730
Souza Cruz SA	1,180,627	8,577,497
Vale SA Sponsored ADR	856,300	7,004,534
Via Varejo SA (a)	989,400	7,725,114
		150,680,521
China | 10.8%
Baidu, Inc. Sponsored ADR (a)	96,300	21,953,511
China Construction Bank Corp., Class H	47,720,390	38,716,669
China Shenhua Energy Co., Ltd., Class H	3,377,500	9,924,951
CNOOC, Ltd.	9,604,000	12,991,666
NetEase, Inc. ADR	262,000	25,974,680
Weichai Power Co., Ltd., Class H	1,931,400	8,081,397
		117,642,874
Colombia | 1.0%
Pacific Rubiales Energy Corp.	1,734,100	10,731,777

Egypt | 1.1%
Commercial International Bank Egypt SAE GDR	1,883,519	12,420,037

Hong Kong | 3.6%
China Mobile, Ltd. Sponsored ADR	490,949	28,877,620
Huabao International Holdings, Ltd.	13,058,000	10,650,279
		39,527,899
Hungary | 1.0%
OTP Bank Nyrt.	714,366	10,316,863
Description	Shares	Value

India | 8.4%
Axis Bank, Ltd.	2,560,376	$20,203,279
Bajaj Auto, Ltd.	114,625	4,397,135
Bank of India	159,291	753,448
Bharat Heavy Electricals, Ltd.	2,223,975	9,313,337
HCL Technologies, Ltd.	308,164	7,822,544
Hero MotoCorp, Ltd.	97,633	4,796,346
Jindal Steel & Power, Ltd.	393,888	939,781
Punjab National Bank	5,396,395	18,597,700
Tata Consultancy Services, Ltd.	594,497	24,127,097
		90,950,667
Indonesia | 6.4%
PT Astra International Tbk	18,836,200	11,180,527
PT Bank Mandiri (Persero) Tbk	20,213,929	17,447,638
PT Semen Indonesia (Persero) Tbk	6,539,100	8,495,441
PT Telekomunikasi Indonesia (Persero) Tbk Sponsored ADR	548,300	24,799,609
PT United Tractors Tbk	5,800,540	8,055,936
		69,979,151
Macau | 1.1%
Wynn Macau, Ltd.	4,300,400	12,016,380

Malaysia | 0.7%
British American Tobacco Malaysia Berhad	433,700	8,037,831

Mexico | 1.4%
Grupo Mexico SAB de CV, Series B	2,569,897	7,453,420
Kimberly-Clark de Mexico SAB de CV, Series A	3,604,662	7,845,171
		15,298,591
Pakistan | 1.3%
Oil & Gas Development Co., Ltd.	2,909,500	5,961,648
Pakistan Petroleum, Ltd.	4,564,302	7,992,996
		13,954,644
Philippines | 1.7%
Philippine Long Distance Telephone Co. Sponsored ADR	288,100	18,233,849

Russia | 6.7%
ALROSA AO	7,992,357	8,418,613
Eurasia Drilling Co., Ltd. GDR	310,694	5,495,872
Gazprom OAO Sponsored ADR	3,067,942	14,190,161
Lukoil OAO Sponsored ADR	158,722	6,285,221
Magnit PJSC Sponsored GDR	16,083	725,256
Magnit PJSC Sponsored GDR (c), (d)	132,475	6,014,365
MegaFon OAO GDR (c), (d)	421,946	5,814,416

The accompanying notes are an integral part of these financial statements.

Annual Report	21

Description	Shares	Value

Lazard Retirement Emerging Markets Equity Portfolio (concluded)

Mobile TeleSystems OJSC Sponsored ADR	1,241,320	$8,912,678
Oriflame Cosmetics SA SDR	176,238	2,436,554
Sberbank of Russia (a)	16,297,805	14,755,218
		73,048,354
South Africa | 8.6%
Bidvest Group, Ltd.	357,855	9,358,634
Imperial Holdings, Ltd.	552,922	8,765,699
Nedbank Group, Ltd.	446,035	9,555,690
PPC, Ltd.	2,985,394	7,108,678
Sanlam, Ltd.	1,358,149	8,158,539
Shoprite Holdings, Ltd.	1,163,765	16,845,553
Standard Bank Group, Ltd.	745,454	9,161,136
Tiger Brands, Ltd.	244,595	7,746,824
Vodacom Group, Ltd.	728,683	8,047,209
Woolworths Holdings, Ltd.	1,422,130	9,401,163
		94,149,125
South Korea | 13.5%
Coway Co., Ltd.	110,667	8,420,145
Hanwha Life Insurance Co., Ltd.	2,130,045	16,083,313
Hyundai Mobis Co., Ltd.	71,387	15,193,745
KB Financial Group, Inc.	540,283	17,645,311
KT&G Corp.	161,277	11,183,227
Samsung Electronics Co., Ltd.	30,378	36,515,937
Shinhan Financial Group Co., Ltd.	607,178	24,362,272
SK Hynix, Inc. (a)	413,057	17,785,937
		147,189,887
Taiwan | 4.8%
Hon Hai Precision Industry Co., Ltd.	3,582,370	9,878,630
Taiwan Semiconductor Manufacturing Co., Ltd.	9,494,642	41,897,298
		51,775,928
Description	Shares	Value

Thailand | 2.4%
CP All Public Co. Ltd. (c)	7,688,300	$9,931,695
PTT Exploration & Production Public Co. Ltd. (c)	1,858,535	6,326,928
The Siam Cement Public Co. Ltd.	740,100	10,066,055
		26,324,678
Turkey | 5.0%
Akbank TAS	2,839,118	10,461,203
Koc Holding AS	2,777,277	14,669,561
Turkcell Iletisim Hizmetleri AS (a)	2,183,210	13,332,385
Turkiye Is Bankasi AS, C Shares	5,652,292	16,213,758
		54,676,907
Total Common Stocks (Identified cost $1,066,143,093)		1,027,597,803

Short-Term Investment | 4.2%
State Street Institutional Treasury
Money Market Fund (Identified cost $46,040,667)	46,040,667	46,040,667

Total Investments | 98.5% (Identified cost $1,112,183,760) (b)		$1,073,638,470

Cash and Other Assets in Excess of Liabilities | 1.5%		15,963,715

Net Assets | 100.0%		$1,089,602,185

The accompanying notes are an integral part of these financial statements.

22	Annual Report

Description	Shares	Value

Lazard Retirement Global Dynamic Multi Asset Portfolio

Common Stocks | 82.1%

Australia | 4.1%
AGL Energy, Ltd.	80,037	$870,085
Amcor, Ltd.	54,662	601,528
Aristocrat Leisure, Ltd.	9,036	48,173
BC Iron, Ltd.	5,722	2,431
BHP Billiton, Ltd.	57,649	1,367,928
CSL, Ltd.	16,484	1,160,656
CSR, Ltd.	22,571	71,133
Echo Entertainment Group, Ltd.	37,905	116,097
Fortescue Metals Group, Ltd.	36,843	81,191
GPT Group	118,179	417,522
Metcash, Ltd.	30,917	46,493
Qantas Airways, Ltd. (a)	72,743	141,049
Ramsay Health Care, Ltd.	986	45,722
REA Group, Ltd.	5,204	191,195
Regis Resources, Ltd. (a)	38,086	60,096
TABCORP Holdings, Ltd.	14,011	47,267
Telstra Corp., Ltd.	296,101	1,437,927
Woodside Petroleum, Ltd.	6,043	187,865
Woolworths, Ltd.	13,577	338,275
		7,232,633
Austria | 0.2%
IMMOFINANZ AG (a)	33,893	85,791
Voestalpine AG	8,403	331,252
		417,043
Belgium | 0.8%
Anheuser-Busch InBev NV Sponsored ADR	10,010	1,124,323
bpost SA	4,103	102,699
Telenet Group Holding NV (a)	2,537	142,488
UCB SA	754	57,221
		1,426,731
Bermuda | 1.3%
Assured Guaranty, Ltd.	5,569	144,738
Everest Re Group, Ltd.	7,419	1,263,456
Montpelier Re Holdings, Ltd.	2,134	76,440
Nabors Industries, Ltd.	19,095	247,853
PartnerRe, Ltd.	4,146	473,183
Validus Holdings, Ltd.	2,552	106,061
		2,311,731
Canada | 4.1%
Canadian Apartment Properties REIT	1,039	22,474
Canadian Imperial Bank of Commerce	25,358	2,179,155
Description	Shares	Value

Canadian Natural Resources, Ltd.	9,299	$287,502
Canadian Pacific Railway, Ltd.	1,563	301,017
Capital Power Corp.	5,223	116,886
Cenovus Energy, Inc.	1,525	31,463
Cineplex, Inc.	2,993	115,490
Cogeco Cable, Inc.	7,439	458,711
Constellation Software, Inc.	500	148,666
Dominion Diamond Corp. (a)	2,849	51,178
Empire Co., Ltd., Class A	1,437	108,375
Encana Corp.	34,169	475,566
Enerplus Corp.	3,263	31,428
Entertainment One, Ltd.	7,574	37,861
Finning International, Inc.	1,762	38,264
Genworth MI Canada, Inc.	23,764	756,406
Intact Financial Corp.	4,520	326,220
Magna International, Inc.	1,142	123,745
Metro, Inc.	3,358	269,669
Open Text Corp.	2,541	147,871
Progressive Waste Solutions, Ltd.	1,465	44,046
Restaurant Brands International, Inc. (a)	1,459	57,139
Royal Bank of Canada	5,551	383,381
Russel Metals, Inc.	3,763	83,889
Saputo, Inc.	1,888	56,747
Shaw Communications, Inc., Class B	17,786	479,937
The Jean Coutu Group PJC, Inc., Class A	4,825	117,573
		7,250,659
Denmark | 0.9%
AP Moeller-Maersk A/S, Class B	129	256,414
Coloplast A/S, Class B	3,401	286,252
Novo Nordisk A/S, Class B	3,866	163,577
Novo Nordisk A/S Sponsored ADR	9,260	391,883
Topdanmark A/S ADR (a)	142,060	448,910
		1,547,036
Finland | 0.8%
Kone Oyj, Class B	19,811	899,785
Sampo Oyj, A Shares ADR	22,380	522,685
		1,422,470
France | 1.1%
Airbus Group NV	4,781	237,459
BNP Paribas SA	5,436	319,443
Electricite de France	3,378	92,756
GDF Suez	5,322	124,297
Ingenico Group SA	2,570	270,032
Safran SA	766	47,146
Total SA	15,535	800,973
		1,892,106

The accompanying notes are an integral part of these financial statements.

Annual Report	23

Description	Shares	Value

Lazard Retirement Global Dynamic Multi Asset Portfolio (continued)

Germany | 2.2%
BASF SE	5,072	$428,755
Bayer AG	2,139	292,421
Continental AG	154	32,702
Continental AG Sponsored ADR	20,755	868,182
Deutsche Post AG	4,910	160,649
Dialog Semiconductor PLC (a)	1,443	51,012
Hugo Boss AG	2,504	307,426
Infineon Technologies AG	39,939	428,188
Siemens AG	3,901	442,413
Symrise AG ADR	40,515	612,789
Volkswagen AG	1,011	220,291
		3,844,828
Hong Kong | 1.4%
Cheung Kong Holdings, Ltd.	27,000	451,219
Henderson Land Development Corp., Ltd.	11,000	76,215
Hopewell Highway Infrastructure, Ltd.	500	251
Hopewell Holdings, Ltd.	10,000	36,471
Jardine Matheson Holdings, Ltd.	1,200	73,022
Michael Kors Holdings, Ltd. (a)	1,927	144,718
Swire Pacific, Ltd., Class A	7,000	90,679
The Link REIT	186,000	1,159,874
The Wharf Holdings, Ltd.	74,000	531,412
		2,563,861
Ireland | 0.1%
Ryanair Holdings PLC Sponsored ADR (a)	3,577	254,933

Israel | 0.4%
Bank Hapoalim BM	7,331	34,575
Bank Leumi Le-Israel BM (a)	14,525	49,830
Israel Discount Bank, Ltd., Class A (a)	37,499	59,976
Mellanox Technologies, Ltd. (a)	1,982	84,691
NICE Systems, Ltd.	2,560	129,591
Teva Pharmaceutical Industries, Ltd. Sponsored ADR	5,120	294,451
		653,114
Italy | 0.6%
Enel SpA	36,008	161,001
Eni SpA	43,690	763,055
Moncler SpA	6,050	80,960
		1,005,016
Description	Shares	Value

Japan | 6.2%
Asahi Kasei Corp.	24,000	$219,945
Astellas Pharma, Inc.	35,700	496,859
Bic Camera, Inc.	5,500	63,305
Canon, Inc.	14,500	460,547
CKD Corp.	10,800	102,125
Daiichikosho Co., Ltd.	6,100	165,178
Daito Trust Construction Co., Ltd.	1,000	113,225
Daiwa House Industry Co., Ltd.	17,000	321,907
Daiwa House Industry Co., Ltd. ADR	92,325	1,749,559
DCM Holdings Co., Ltd.	8,200	52,495
East Japan Railway Co.	700	52,444
Enplas Corp.	1,300	43,720
Fujitsu General, Ltd.	7,000	67,497
Heiwa Corp.	7,800	155,762
Hino Motors, Ltd.	22,000	287,805
Japan Airlines Co., Ltd.	14,300	417,711
Kaken Pharmaceutical Co., Ltd.	4,000	77,055
Keihan Electric Railway Co., Ltd.	24,000	128,182
Kobe Steel, Ltd.	78,000	134,927
Kubota Corp.	6,000	87,128
Mitsubishi Electric Corp.	16,000	190,497
Mitsubishi Estate Co., Ltd. ADR	20,290	427,916
Mitsubishi Materials Corp.	28,000	93,079
Mitsubishi UFJ Financial Group, Inc.	37,000	202,802
Mitsubishi UFJ Lease & Finance Co., Ltd.	17,830	84,256
Mitsui & Co., Ltd.	6,100	81,546
Mitsui Mining & Smelting Co., Ltd.	70,000	168,628
Murata Manufacturing Co., Ltd.	400	43,693
Nippon Yusen Kabushiki Kaisha	78,000	220,619
Nipro Corp.	26,200	226,825
Nitori Holdings Co., Ltd.	900	48,365
Omron Corp.	6,600	295,815
Panasonic Corp.	4,600	54,044
Resona Holdings, Inc.	36,600	184,724
Ryosan Co., Ltd.	5,300	115,557
Sanyo Special Steel Co., Ltd.	22,000	73,547
Senshu Ikeda Holdings, Inc.	28,100	127,071
Sumitomo Mitsui Financial Group, Inc.	34,500	1,246,571
Sumitomo Mitsui Financial Group, Inc. Sponsored ADR	142,325	1,036,126
Sumitomo Mitsui Trust Holdings, Inc. Sponsored ADR	115,255	434,511
Sumitomo Rubber Industries, Ltd.	11,900	177,178
West Japan Railway Co.	4,800	227,453
		10,958,199

The accompanying notes are an integral part of these financial statements.

24	Annual Report

Description	Shares	Value

Lazard Retirement Global Dynamic Multi Asset Portfolio (continued)

Luxembourg | 0.1%
SES SA	2,831	$101,551

Malta | 0.1%
Unibet Group PLC SDR	2,474	155,674

Netherlands | 1.2%
AerCap Holdings NV (a)	900	34,938
Chicago Bridge & Iron Co. NV	6,052	254,063
Cimpress NV (a)	762	57,028
Koninklijke Ahold NV	29,176	518,634
NN Group NV	11,698	348,571
NXP Semiconductors NV (a)	11,535	881,274
Wolters Kluwer NV	3,664	111,883
		2,206,391
New Zealand | 0.3%
Air New Zealand, Ltd.	51,384	98,806
Sky Network Television, Ltd.	90,492	426,089
Spark New Zealand, Ltd.	21,127	51,189
		576,084
Norway | 1.5%
DNB ASA	16,558	244,137
Statoil ASA	99,621	1,745,802
Telenor ASA	31,426	633,654
		2,623,593
Portugal | 0.0%
Sonae SGPS SA	42,922	52,703

Singapore | 0.6%
ComfortDelGro Corp., Ltd.	412,000	806,600
M1, Ltd.	26,000	70,819
Singapore Post, Ltd.	89,0000	128,620
		1,006,039
Spain | 0.1%
Banco Santander SA	10,889	91,052
Corporacion Financiera Alba SA	150	7,324
		98,376
Sweden | 0.7%
Assa Abloy AB ADR	32,770	869,716
Hennes & Mauritz AB, B Shares	7,095	294,313
ICA Gruppen AB	2,159	84,505
Meda AB, A Shares	2,851	40,919
		1,289,453
Description	Shares	Value

Switzerland | 2.2%
Novartis AG	5,216	$479,702
Novartis AG Sponsored ADR	18,756	1,737,931
Panalpina Welttransport Holding AG ADR	16,720	444,585
Roche Holding AG	3,708	1,005,018
Swisscom AG	385	202,164
		3,869,400
United Kingdom | 6.7%
Aggreko PLC	3,704	86,297
Anglo American PLC	37,038	685,275
Bellway PLC	19,630	589,682
Berendsen PLC	3,538	60,324
British Sky Broadcasting Group PLC	16,350	227,563
Centrica PLC	160,989	692,890
Delphi Automotive PLC	1,385	100,717
Howden Joinery Group PLC	50,698	315,244
HSBC Holdings PLC	19,020	179,748
International Consolidated Airlines Group SA Sponsored ADR (a)	11,380	421,288
J Sainsbury PLC	152,754	580,732
Lloyds Banking Group PLC ADR (a)	89,682	416,124
Next PLC	3,748	395,324
Premier Oil PLC	24,781	63,257
Provident Financial PLC	23,094	878,993
Rentokil Initial PLC	231,736	436,656
Rio Tinto PLC	11,474	528,637
Royal Dutch Shell PLC, A Shares	27,215	910,267
Shire PLC ADR	3,430	729,012
SSE PLC	6,664	167,297
TalkTalk Telecom Group PLC	7,601	35,716
UBM PLC	15,668	116,939
Unilever NV	19,139	751,833
Unilever PLC	2,905	118,003
Unilever PLC Sponsored ADR	46,093	1,865,845
WH Smith PLC	2,050	42,771
William Hill PLC	79,713	448,273
		11,844,707
United States | 44.4%
3M Co.	14,193	2,332,194
Abbott Laboratories	2,032	91,481
AECOM Technology Corp. (a)	4,929	149,694
Allergan, Inc.	1,614	343,120
Amdocs, Ltd.	2,310	107,773
American Express Co.	11,540	1,073,682
American International Group, Inc.	1,738	97,345
Apple, Inc.	26,847	2,963,372
Arlington Asset Investment Corp.	1,616	43,002

 The accompanying notes are an integral part of these financial statements.

Annual Report	25

Description	Shares	Value

Lazard Retirement Global Dynamic Multi Asset Portfolio (continued)

ARRIS Group, Inc. (a)	2,328	$70,282
AT&T, Inc.	30,071	1,010,085
AutoZone, Inc. (a)	720	445,759
Avon Products, Inc.	21,086	197,998
Ball Corp.	5,704	388,842
Bank of America Corp.	20,527	367,228
Baxter International, Inc.	4,970	364,251
Becton, Dickinson & Co.	2,559	356,110
Biogen Idec, Inc. (a)	2,293	778,359
Blackbaud, Inc.	1,202	51,998
Booz Allen Hamilton Holding Corp.	1,929	51,176
Bristol-Myers Squibb Co.	7,825	461,910
Brocade Communications Systems, Inc.	5,915	70,034
Cabot Oil & Gas Corp.	1,495	44,267
CalAmp Corp. (a)	2,529	46,281
Caterpillar, Inc.	3,839	351,384
CBOE Holdings, Inc.	9,175	581,878
Celgene Corp. (a)	2,692	301,127
Chemed Corp.	437	46,178
Chesapeake Energy Corp.	11,522	225,486
Cirrus Logic, Inc. (a)	4,651	109,624
Cisco Systems, Inc.	20,675	575,075
Citigroup, Inc.	23,935	1,295,123
Comcast Corp., Class A	6,765	392,438
Continental Resources, Inc. (a)	1,566	60,072
Corning, Inc.	19,282	442,136
CR Bard, Inc.	7,560	1,259,647
Credit Acceptance Corp. (a)	823	112,265
CVS Health Corp.	4,770	459,399
Dollar Tree, Inc. (a)	1,520	106,978
Dr Pepper Snapple Group, Inc.	7,001	501,832
Eastman Chemical Co.	9,397	712,856
Eaton Corp. PLC	7,215	490,331
Eaton Vance Corp.	24,170	989,278
Edison International	6,688	437,930
Edwards Lifesciences Corp. (a)	1,074	136,806
Eli Lilly & Co.	1,315	90,722
EMC Corp.	15,460	459,780
Emerson Electric Co.	3,118	192,474
EOG Resources, Inc.	5,500	506,385
Exelon Corp.	15,383	570,402
Facebook, Inc., Class A (a)	4,589	358,034
FMC Technologies, Inc. (a)	13,379	626,672
Gilead Sciences, Inc. (a)	6,035	568,859
Description	Shares	Value

Google, Inc., Class A (a)	1,721	$913,266
Google, Inc., Class C (a)	785	413,224
Halliburton Co.	12,048	473,848
Halyard Health, Inc. (a)	1,462	66,477
Hasbro, Inc.	295	16,222
HCA Holdings, Inc. (a)	2,919	214,225
HealthSouth Corp.	5,474	210,530
Heartland Express, Inc.	3,495	94,400
Honeywell International, Inc.	12,060	1,205,035
IDEXX Laboratories, Inc. (a)	536	79,473
Intel Corp.	35,027	1,271,130
Intercontinental Exchange, Inc.	2,784	610,503
International Business Machines Corp.	3,203	513,889
Intuit, Inc.	1,660	153,035
Iron Mountain, Inc.	9,428	364,486
Jack Henry & Associates, Inc.	1,133	70,405
Jack in the Box, Inc.	1,085	86,757
Johnson & Johnson	35,184	3,679,191
Joy Global, Inc.	7,195	334,711
JPMorgan Chase & Co.	17,003	1,064,048
Kimberly-Clark Corp.	17,628	2,036,739
Laboratory Corp. of America Holdings (a)	840	90,636
Leidos Holdings, Inc.	9,281	403,909
Lincoln National Corp.	1,771	102,134
Lockheed Martin Corp.	5,373	1,034,679
LyondellBasell Industries NV, Class A	4,953	393,219
MasterCard, Inc., Class A	12,168	1,048,395
Matador Resources Co. (a)	3,277	66,294
McDonald’s Corp.	2,886	270,418
McGraw Hill Financial, Inc.	16,543	1,471,996
McKesson Corp.	2,265	470,169
Medtronic, Inc.	6,110	441,142
Merck & Co., Inc.	1,295	73,543
MetLife, Inc.	24,373	1,318,336
Microsoft Corp.	46,518	2,160,761
Molson Coors Brewing Co., Class B	3,811	283,996
Monsanto Co.	3,605	430,689
Mylan, Inc. (a)	15,133	853,047
NetApp, Inc.	3,061	126,878
NeuStar, Inc., Class A (a)	11,005	305,939
Newmont Mining Corp.	5,198	98,242
NIKE, Inc. Class B	518	49,806
NVIDIA Corp.	2,642	52,972
O’Reilly Automotive, Inc. (a)	339	65,298
Occidental Petroleum Corp.	5,592	450,771
Outerwall, Inc. (a)	5,416	407,391
Paychex, Inc.	1,084	50,048

The accompanying notes are an integral part of these financial statements.

26	Annual Report

Description	Shares	Value

Lazard Retirement Global Dynamic Multi Asset Portfolio (continued)

PepsiCo, Inc.	13,169	$1,245,261
PG&E Corp.	16,153	859,986
Pilgrim’s Pride Corp. (a)	8,462	277,469
Polaris Industries, Inc.	4,212	637,023
Portland General Electric Co.	3,766	142,468
Prudential Financial, Inc.	6,806	615,671
Public Service Enterprise Group, Inc.	2,497	103,401
Qualcomm, Inc.	4,892	363,622
Quintiles Transnational Holdings, Inc. (a)	7,555	444,763
Red Hat, Inc. (a)	13,917	962,221
Reynolds American, Inc.	2,058	132,268
Rockwell Automation, Inc.	1,600	177,920
Ross Stores, Inc.	7,343	692,151
RPC, Inc.	6,295	82,087
Sanderson Farms, Inc.	4,298	361,139
Schlumberger, Ltd.	7,960	679,864
Skyworks Solutions, Inc.	1,300	94,523
Spectrum Brands Holdings, Inc.	800	76,544
Starbucks Corp.	3,169	260,016
Superior Energy Services, Inc.	15,686	316,073
The Charles Schwab Corp.	10,460	315,787
The Cooper Cos., Inc.	442	71,644
The Estee Lauder Cos., Inc. Class A	818	62,332
The Hartford Financial Services Group, Inc.	16,830	701,643
The Hershey Co.	1,872	194,557
The Home Depot, Inc.	843	88,490
The Kroger Co.	13,586	872,357
The Sherwin-Williams Co.	2,349	617,881
The Southern Co.	7,046	346,029
The TJX Cos., Inc.	25,945	1,779,308
The Walt Disney Co.	21,275	2,003,892
Thermo Fisher Scientific, Inc.	3,280	410,951
Time Warner, Inc.	9,736	831,649
Tyco International PLC	9,800	429,828
Tyson Foods, Inc., Class A	5,825	233,524
Union Pacific Corp.	1,636	194,897
United Technologies Corp.	3,795	436,425
UnitedHealth Group, Inc.	5,910	597,442
Unum Group	2,942	102,617
Verisk Analytics, Inc., Class A (a)	13,076	837,518
Verizon Communications, Inc.	58,168	2,721,099
Vertex Pharmaceuticals, Inc. (a)	4,580	544,104
Viacom, Inc., Class B	11,180	841,295
Visa, Inc., Class A	2,462	645,536
Description	Shares	Value

Waste Connections, Inc.	9,563	$420,676
Weight Watchers International, Inc. (a)	6,788	168,614
Wells Fargo & Co.	6,870	376,613
Westar Energy, Inc.	2,844	117,287
Westlake Chemical Corp.	2,847	173,923
Whiting Petroleum Corp. (a)	3,944	130,152
Wisconsin Energy Corp.	4,497	237,172
Xcel Energy, Inc.	4,807	172,667
Xerox Corp.	27,735	384,407
Zoetis, Inc.	12,560	540,457
		78,386,959
Total Common Stocks (Identified cost $142,224,132)		144,991,290

Description	Security Currency	Principal Amount (000)	Value

Corporate Bonds | 4.1%

Australia | 0.4%
Mercedes-Benz Australia/Pacific Property, Ltd.,
4.500%, 05/18/15	AUD	236	$193,543
Telstra Corp., Ltd.,
4.000%, 11/15/17	AUD	330	277,484
Toyota Finance Australia, Ltd.,
4.250%, 05/15/19	AUD	285	242,483
			713,510
Canada | 0.7%
Shaw Communications, Inc.,
5.650%, 10/01/19	CAD	150	146,104
Suncor Energy, Inc.,
6.100%, 06/01/18	USD	185	207,516
The Bank of Nova Scotia,
2.125%, 09/11/19	USD	300	300,647
The Toronto-Dominion Bank:
1.824%, 04/03/17	CAD	290	250,062
2.250%, 11/05/19	USD	130	130,258
Wells Fargo Financial Canada Corp.,
2.774%, 02/09/17	CAD	220	193,243
			1,227,830
Chile | 0.1%
Codelco, Inc.,
4.500%, 08/13/23	USD	250	264,113

The accompanying notes are an integral part of these financial statements.

Annual Report	27

Description	Security Currency	Principal Amount (000)	Value

Lazard Retirement Global Dynamic Multi Asset Portfolio (continued)

Denmark | 0.1%
Carlsberg Breweries A/S,
2.500%, 05/28/24	EUR	150	$187,878

France | 0.2%
Electricite de France SA,
5.000%, 02/05/18	EUR	150	207,256
Orange SA,
5.375%, 07/08/19	USD	195	218,932
			426,188
Italy | 0.1%
Atlantia SpA,
4.375%, 09/16/25	EUR	160	246,839

Mexico | 0.1%
America Movil SAB de CV,
6.450%, 12/05/22	MXN	3,500	233,382

Netherlands | 0.3%
BMW Finance NV,
3.375%, 12/14/18	GBP	185	308,827
Deutsche Bahn Finance BV,
3.375%, 09/01/16	NOK	1,200	166,143
			474,970
New Zealand | 0.1%
Fonterra Cooperative Group, Ltd.,
5.500%, 02/26/24	AUD	100	90,720

Singapore | 0.2%
Temasek Financial I, Ltd.,
4.300%, 10/25/19	USD	250	274,440

United Kingdom | 0.6%
Abbey National Treasury Services PLC,
5.125%, 04/14/21	GBP	130	240,683
Barclays Bank PLC,
5.125%, 01/08/20	USD	115	128,942
BG Energy Capital PLC,
5.125%, 12/01/25	GBP	100	184,025
Rolls-Royce PLC,
6.750%, 04/30/19	GBP	100	187,742
SSE PLC,
5.000%, 10/01/18	GBP	150	261,620
			1,003,012
Description	Security Currency	Principal Amount (000)	Value

United States | 1.2%
American Express Credit Corp.,
2.375%, 03/24/17	USD	180	$184,077
Apple, Inc.,
1.000%, 05/03/18	USD	200	197,032
BMW US Capital LLC,
2.375%, 12/04/15	NOK	310	41,951
General Electric Capital Corp.:
6.500%, 09/28/15	NZD	20	15,888
5.500%, 02/01/17	NZD	245	195,946
JPMorgan Chase & Co.,
3.875%, 09/10/24	USD	390	390,332
Nestle Holdings, Inc.,
2.500%, 07/10/17	NOK	1,180	163,308
Starbucks Corp.,
6.250%, 08/15/17	USD	205	230,257
The Goldman Sachs Group, Inc.:
5.200%, 12/17/19	NZD	285	223,166
3.625%, 01/22/23	USD	200	202,524
Valero Energy Corp.,
6.125%, 02/01/20	USD	170	192,798
Yum! Brands, Inc.,
3.750%, 11/01/21	USD	90	92,220
			2,129,499
Total Corporate Bonds (Identified cost $7,591,683)			7,272,381

Foreign Government Obligations | 8.2%

Australia | 0.9%
Queensland Treasury Corp.,
5.500%, 06/21/21	AUD	540	512,394
Treasury Corp. of Victoria,
6.000%, 10/17/22	AUD	380	378,040
Western Australian Treasury Corp.,
3.000%, 06/08/16	AUD	820	674,753
			1,565,187
Austria | 0.2%
Republic of Austria,
3.900%, 07/15/20	EUR	235	342,637

Bahamas | 0.2%
Commonwealth of Bahamas,
6.950%, 11/20/29	USD	345	404,513

The accompanying notes are an integral part of these financial statements.

28	Annual Report

Description	Security Currency	Principal Amount (000)	Value

Lazard Retirement Global Dynamic Multi Asset Portfolio (continued)

Belgium | 0.4%
Belgium Kingdom,
4.250%, 09/28/22	EUR	490	$758,659

Bermuda | 0.3%
Government of Bermuda,
5.603%, 07/20/20	USD	420	459,900

Canada | 1.9%
Province of Alberta,
4.000%, 12/01/19	CAD	820	781,414
Province of British Columbia,
3.700%, 12/18/20	CAD	545	516,432
Province of Ontario:
6.250%, 06/16/15	NZD	490	385,947
2.850%, 06/02/23	CAD	555	491,742
Province of Quebec:
4.500%, 12/01/17	CAD	720	673,706
3.500%, 07/29/20	USD	370	395,941
			3,245,182
Chile | 0.1%
Chile Government International Bond,
1.625%, 01/30/25	EUR	200	242,494

Colombia | 0.1%
Colombia Government International Bond,
2.625%, 03/15/23	USD	225	208,913

Czech Republic | 0.3%
Czech Republic:
5.000%, 06/11/18	EUR	200	280,659
2.500%, 08/25/28	CZK	5,250	266,875
			547,534
Denmark | 0.1%
Kommunekredit,
2.000%, 01/01/18	DKK	680	116,177

France | 0.4%
Government of France,
4.250%, 10/25/23	EUR	475	752,931
Description	Security Currency	Principal Amount (000)	Value

Ireland | 0.5%
Irish Treasury:
3.400%, 03/18/24	EUR	350	$501,801
2.400%, 05/15/30	EUR	300	390,580
			892,381
Malaysia | 0.4%
Malaysia Government Bonds:
3.394%, 03/15/17	MYR	1,700	483,530
3.654%, 10/31/19	MYR	850	241,216
			724,746
Mexico | 0.6%
Mexican Bonos:
4.750%, 06/14/18	MXN	6,950	470,018
6.500%, 06/09/22	MXN	3,290	233,804
United Mexican States,
6.750%, 02/06/24	GBP	160	306,733
			1,010,555
New Zealand | 0.1%
New Zealand Government Bond,
3.000%, 04/15/20	NZD	330	250,031

Norway | 0.5%
Norwegian Government Bond,
4.500%, 05/22/19	NOK	1,850	285,433
Oslo Kommune,
3.550%, 02/12/21	NOK	4,000	594,058
			879,491
Panama | 0.2%
Republic of Panama,
5.200%, 01/30/20	USD	250	276,250

Poland | 0.5%
Republic of Poland:
5.625%, 06/20/18	EUR	365	520,055
3.000%, 03/17/23	USD	365	363,487
			883,542
Slovakia | 0.1%
Slovak Republic,
4.375%, 05/21/22	USD	200	219,139

Sweden | 0.2%
Svensk Exportkredit AB,
1.875%, 12/21/18	GBP	160	254,999

The accompanying notes are an integral part of these financial statements.

Annual Report	29

Description	Security Currency	Principal Amount (000)	Value

Lazard Retirement Global Dynamic Multi Asset Portfolio (continued)

United Kingdom | 0.2%
United Kingdom Treasury,
2.250%, 09/07/23	GBP	245	$400,110

Total Foreign Government Bonds (Identified cost $15,090,981)			14,435,371

Quasi Government Bonds | 1.0%

Canada | 0.7%
Canada Housing Trust No. 1,
1.950%, 06/15/19	CAD	720	629,594
Hydro-Quebec,
9.625%, 07/15/22	CAD	243	313,361
Ontario Electricity Financial Corp.,
10.125%, 10/15/21	CAD	160	206,237
			1,149,192
Germany | 0.1%
KfW,
2.875%, 10/12/16	NOK	980	135,530
Landeskreditbank Baden-Wuerttemberg Foerderbank,
3.000%, 05/22/17	NOK	580	80,962
			216,492
Netherlands | 0.2%
Bank Nederlandse Gemeenten NV,
2.500%, 01/23/23	USD	420	422,343

Total Quasi Government Bonds (Identified cost $1,891,677)			1,788,027

Supranationals | 0.5%
Corporacion Andina de Fomento,
4.375%, 06/15/22	USD	370	397,697
Inter-American Development Bank,
6.000%, 12/15/17	NZD	375	308,667
International Bank for Reconstruction & Development,
1.375%, 06/23/19	SEK	1,880	249,925

Total Supranationals (Identified cost $989,496)			956,289
Description	Security Currency	Principal Amount (000)	Value

US Municipal Bonds | 0.4%

New Jersey | 0.1%
New Jersey State Transportation Trust Fund Authority Build America Bond Series C,
5.754%, 12/15/28	USD	100	$114,279

Pennsylvania | 0.0%
Pennsylvania State Build America Bond Third Series B,
5.850%, 07/15/30	USD	50	57,142

Texas | 0.1%
Texas State Build America Bond Series A,
4.123%, 04/01/25	USD	100	110,148

Utah | 0.1%
Utah State Build America Bond Series B,
3.539%, 07/01/25	USD	150	159,644

Wisconsin | 0.1%
Wisconsin State Build America Bond Series D,
5.400%, 05/01/28	USD	175	194,922

Total US Municipal Bonds (Identified cost $622,914)			636,135

Description	Shares	Value

Short-Term Investment | 3.2%
State Street Institutional Treasury Money Market Fund (Identified cost $5,655,926)	5,655,926	$5,655,926

Total Investments | 99.5% (Identified cost $174,066,809) (b), (e)		$175,735,419

Cash and Other Assets in Excess of Liabilities | 0.5%		933,996

Net Assets | 100.0%		$176,669,415

The accompanying notes are an integral part of these financial statements.

30	Annual Report

Lazard Retirement Global Dynamic Multi Asset Portfolio (continued)

Forward Currency Contracts open at December 31, 2014:

Currency	Counterparty	Expiration Date	Foreign Currency Amount	US $ Cost on Origination Date	US $ Current Value	Unrealized Appreciation	Unrealized Depreciation

Forward Currency Purchase Contracts
CZK	JPM	02/23/15	652,051	$29,307	$28,502	$—	$805
EUR	CIT	02/23/15	177,255	219,762	214,590	—	5,172
EUR	CIT	02/23/15	373,891	470,000	452,642	—	17,358
EUR	CIT	02/23/15	1,662,928	2,068,076	2,013,181	—	54,895
EUR	HSB	01/09/15	1,158,841	1,447,358	1,402,316	—	45,042
GBP	CIT	02/23/15	184,678	289,515	287,728	—	1,787
GBP	HSB	01/09/15	709,992	1,117,491	1,106,559	—	10,932
GBP	HSB	02/23/15	143,368	225,700	223,367	—	2,333
ILS	BNP	02/23/15	759,002	193,495	194,609	1,114	—
JPY	CIT	02/23/15	47,566,831	392,900	397,280	4,380	—
JPY	CIT	02/23/15	51,937,253	435,300	433,782	—	1,518
JPY	CIT	02/23/15	389,456,755	3,368,566	3,252,761	—	115,805
JPY	HSB	01/09/15	148,510,731	1,258,768	1,239,894	—	18,874
JPY	HSB	02/23/15	40,367,458	349,030	337,151	—	11,879
JPY	HSB	02/23/15	71,257,264	592,000	595,144	3,144	—
KRW	HSB	03/03/15	179,622,650	162,019	162,973	954	—
SGD	SSB	02/23/15	9,125	7,067	6,881	—	186
Total Forward Currency Purchase Contracts				$12,626,354	$12,349,360	$9,592	$286,586

Forward Currency Sale Contracts
AUD	CAN	02/23/15	282,752	$244,976	$230,018	$14,958	$—
AUD	CAN	02/23/15	770,153	667,261	626,519	40,742	—
AUD	CAN	02/23/15	1,302,034	1,128,082	1,059,202	68,880	—
AUD	HSB	01/09/15	873,199	741,530	712,672	28,858	—
AUD	SSB	01/09/15	403,079	342,641	328,977	13,664	—
CAD	CIT	02/23/15	736,267	646,586	633,004	13,582	—
CAD	HSB	01/09/15	1,682,611	1,478,283	1,448,063	30,220	—
CAD	RBC	02/23/15	3,387,627	2,974,342	2,912,503	61,839	—
CAD	SSB	01/09/15	455,213	400,178	391,758	8,420	—
CZK	CIT	02/23/15	2,463,757	110,835	107,694	3,141	—
CZK	HSB	02/23/15	2,775,719	124,779	121,330	3,449	—
DKK	CSF	02/23/15	524,622	88,011	85,283	2,728	—
EUR	CIT	02/23/15	100,763	125,078	121,987	3,091	—
EUR	CIT	02/23/15	100,800	124,397	122,031	2,366	—
EUR	CIT	02/23/15	158,329	197,517	191,677	5,840	—
EUR	CIT	02/23/15	318,817	394,568	385,967	8,601	—
GBP	CIT	02/23/15	266,894	419,737	415,821	3,916	—
GBP	HSB	02/23/15	338,459	532,288	527,318	4,970	—
GBP	SSB	01/09/15	424,755	668,902	662,004	6,898	—
ILS	BNP	02/23/15	759,002	198,715	194,609	4,106	—
JPY	CIT	02/23/15	54,786,469	458,100	457,579	521	—
JPY	HSB	02/23/15	67,364,736	565,900	562,633	3,267	—
JPY	SSB	01/09/15	103,550,466	877,334	864,527	12,807	—
MXN	HSB	02/23/15	8,265,214	607,906	558,488	49,418	—

The accompanying notes are an integral part of these financial statements.

Annual Report	31

Lazard Retirement Global Dynamic Multi Asset Portfolio (concluded)

Forward Currency Contracts open at December 31, 2014 (concluded):

Currency	Counterparty	Expiration Date	Foreign Currency Amount	US $ Cost on Origination Date	US $ Current Value	Unrealized Appreciation	Unrealized Depreciation

Forward Currency Sale Contracts (concluded)
MXN	JPM	02/23/15	4,682,323	$344,327	$316,389	$27,938	$—
MYR	SCB	03/09/15	1,587,193	450,459	451,564	—	1,105
NOK	HSB	02/23/15	10,519,540	1,543,138	1,409,475	133,663	—
NZD	BRC	02/23/15	321,824	252,072	249,859	2,213	—
NZD	CAN	02/23/15	284,598	221,062	220,958	104	—
NZD	CAN	02/23/15	991,719	776,903	769,956	6,947	—
SEK	CIT	02/23/15	876,116	118,080	112,406	5,674	—
Total Forward Currency Sale Contracts				$17,823,987	$17,252,271	572,821	1,105
Gross unrealized appreciation/depreciation on Forward Currency Purchase and Sale Contracts						$582,413	$287,691

The accompanying notes are an integral part of these financial statements.

32	Annual Report

Lazard Retirement Series, Inc. Notes to Portfolios of Investments December 31, 2014

(a)	Non-income producing security.

(b)	For federal income tax purposes, the aggregate cost, aggregate gross unrealized appreciation, aggregate gross unrealized depreciation and the net unrealized appreciation (depreciation) were as follows:

Portfolio	Aggregate Cost	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)

US Strategic Equity	$10,859,709	$1,658,259	$172,442	$1,485,817
US Small-Mid Cap Equity	53,127,472	10,385,028	1,392,018	8,993,010
International Equity	558,677,500	126,923,355	22,249,997	104,673,358
Emerging Markets Equity	1,114,843,036	150,831,101	192,035,667	(41,204,566)
Global Dynamic Multi Asset	174,384,827	9,336,112	7,985,520	1,350,592

(c)	Security valued using Level 2 inputs, based on reference to a similar security from the same issuer which was trading on an active market, under accounting principles generally accepted in the United States of America (“GAAP”) hierarchy — see Note 8.

(d)	Pursuant to Rule 144A under the Securities Act of 1933, these securities may only be traded among “qualified institutional buyers.” At December 31, 2014, these securities amounted to 1.1% of net assets of Emerging Markets Equity Portfolio, and are considered to be liquid.

(e)	The Portfolio, at all times, maintains portfolio securities in sufficient amount to cover its obligations related to investments in forward currency contracts.

Security Abbreviations:

ADR	—	American Depositary Receipt
GDR	—	Global Depositary Receipt
OJSC	—	Open Joint Stock Company
PJSC	—	Public Joint Stock Company
REIT	—	Real Estate Investment Trust
SDR	—	Swedish Depositary Receipt

Currency Abbreviations:
AUD	—	Australian Dollar	KRW	—	South Korean Won
CAD	—	Canadian Dollar	MXN	—	Mexican New Peso
CZK	—	Czech Koruna	MYR	—	Malaysian Ringgit
DKK	—	Danish Krone	NOK	—	Norwegian Krone
EUR	—	Euro	NZD	—	New Zealand Dollar
GBP	—	British Pound Sterling	SEK	—	Swedish Krona
ILS	—	Israeli Shekel	SGD	—	Singapore Dollar
JPY	—	Japanese Yen	USD	—	United States Dollar

Counterparty Abbreviations:
BNP	—	BNP Paribas SA	HSB	—	HSBC Bank USA NA
BRC	—	Barclays Bank PLC	JPM	—	JPMorgan Chase Bank NA
CAN	—	Canadian Imperial Bank of Commerce	RBC	—	Royal Bank of Canada
CIT	—	Citibank NA	SCB	—	Standard Chartered Bank
CSF	—	Credit Suisse International	SSB	—	State Street Bank and Trust Co.

The accompanying notes are an integral part of these financial statements.

Annual Report	33

Portfolio holdings by industry (as a percentage of net assets), for those Portfolios previously presented by country:

Industry*	Lazard Retirement International Equity Portfolio	Lazard Retirement Emerging Markets Equity Portfolio	Lazard Retirement Global Dynamic Multi Asset Portfolio

Aerospace & Defense	—%	—%	0.1%
Agriculture	—	—	0.2
Alcohol & Tobacco	6.6	3.9	0.9
Automotive	2.3	1.9	1.7
Banking	7.2	21.1	5.2
Cable Television	—	—	1.3
Chemicals	—	0.9	1.8
Commercial Services	—	3.1	2.2
Computer Software	—	4.4	2.2
Construction & Engineering	1.0	—	0.7
Consumer Products	1.6	0.2	0.1
Diversified	1.1	1.4	—
Electric	1.0	0.7	2.5
Energy Exploration & Production	—	4.0	1.5
Energy Integrated	4.0	3.8	2.6
Energy Services	—	0.5	1.4
Financial Services	5.5	3.0	7.0
Food & Beverages	—	1.4	2.0
Forest & Paper Products	1.8	—	1.5
Gas Utilities	—	—	1.0
Health Services	—	—	1.1
Household & Personal Products	1.1	2.4	1.7
Housing	4.1	1.4	1.6
Insurance	6.3	3.6	4.2
Leisure & Entertainment	8.1	1.1	3.4
Manufacturing	6.3	3.7	5.5
Medical Products	—	—	2.1
Metals & Glass Containers	—	—	0.2
Metals & Mining	2.4	2.2	2.1
Pharmaceutical & Biotechnology	11.7	—	8.8
Real Estate	—	—	2.1
Retail	4.8	4.7	4.8
Semiconductors & Components	2.9	8.8	2.7
Technology	3.1	2.9	1.2
Technology Hardware	1.4	0.9	3.0
Telecommunications	6.1	9.9	4.1
Transportation	4.1	2.4	2.7
Subtotal	94.5	94.3	87.2
Foreign Government Obligations	—	—	8.2
Supranationals	—	—	0.5
US Municipal Bonds	—	—	0.4
Short-Term Investments	1.6	4.2	3.2
Total Investments	96.1%	98.5%	99.5%

* Industry classifications may be different than those used for compliance monitoring purposes.

The accompanying notes are an integral part of these financial statements.

34	Annual Report

[This Page Intentionally Left Blank]

Annual Report	35

Lazard Retirement Series, Inc. Statements of Assets and Liabilities

December 31, 2014	Lazard Retirement US Strategic Equity Portfolio	Lazard Retirement US Small-Mid Cap Equity Portfolio

ASSETS
Investments in securities, at value	$12,345,526	$62,120,482
Foreign currency	—	—
Receivables for:
Capital stock sold	65,706	620,781
Dividends and interest	16,484	66,480
Investments sold	22,319	1,293,742
Amount due from Investment Manager (Note 3)	10,282	—
Gross unrealized appreciation on forward currency contracts	—	—
Total assets	12,460,317	64,101,485

LIABILITIES
Payables for:
Management fees	—	38,313
Accrued distribution fees	2,615	13,228
Accrued directors’ fees	1	8
Capital stock redeemed	9,177	195,017
Investments purchased	21,369	324,140
Gross unrealized depreciation on forward currency contracts	—	—
Other accrued expenses and payables	35,807	40,178
Total liabilities	68,969	610,884
Net assets	$12,391,348	$63,490,601

NET ASSETS
Paid in capital	$10,910,837	$52,255,347
Undistributed (distributions in excess of) net investment income	—	—
Accumulated net realized gain (loss)	(45,272)	2,111,916
Net unrealized appreciation (depreciation) on:
Investments	1,525,783	9,123,338
Foreign currency and forward currency contracts	—	—
Net assets	$12,391,348	$63,490,601

Service Shares
Net assets	$12,391,348	$63,490,601
Shares of capital stock outstanding*	1,020,099	7,764,268
Net asset value, offering and redemption price per share	$12.15	$8.18

Investor Shares
Net assets	—	—
Shares of capital stock outstanding*	—	—
Net asset value, offering and redemption price per share	—	—

Cost of investments in securities	$10,819,743	$52,997,144
Cost of foreign currency	—	—

*	$0.001 par value, 2,150,000,000 shares authorized for the Portfolios in total.

The accompanying notes are an integral part of these financial statements.

36	Annual Report

Lazard Retirement International Equity Portfolio	Lazard Retirement Emerging Markets Equity Portfolio	Lazard Retirement Global Dynamic Multi Asset Portfolio

$663,350,858	$1,073,638,470	$175,735,419
15	32,840	106,846

23,692,183	18,400,591	267,655
1,193,878	347,260	461,875
4,326,895	255,511	83,500
—	—	—
—	—	582,413
692,563,829	1,092,674,672	177,237,708

431,833	919,547	89,508
143,944	179,625	36,979
94	151	17
213,511	1,214,129	48,434
1,351,609	528,099	33,820
—	—	287,691
98,639	230,936	71,844
2,239,630	3,072,487	568,293
$690,324,199	$1,089,602,185	$176,669,415

$597,592,681	$1,128,108,619	$174,074,594
1,635,320	(56,603)	(412,253)
(14,754,557)	95,150	1,057,510

105,948,641	(38,545,290)	1,668,610
(97,886)	309	280,954
$690,324,199	$1,089,602,185	$176,669,415

$690,324,199	$859,747,257	$176,669,415
55,231,355	43,075,583	14,895,028
$12.50	$19.96	$11.86

—	$229,854,928	—
—	11,645,766	—
—	$19.74	—

$557,402,217	$1,112,183,760	$174,066,809
$16	$32,833	$106,620

Annual Report	37

Lazard Retirement Series, Inc. Statements of Operations

For the Year Ended December 31, 2014	Lazard Retirement US Strategic Equity Portfolio	Lazard Retirement US Small-Mid Cap Equity Portfolio

Investment Income (Loss)

Income
Dividends	$181,273	$639,643
Interest	—	2
Total investment income*	181,273	639,645

Expenses
Management fees (Note 3)	70,803	456,891
Distribution fees (Service Shares)	25,353	152,458
Custodian fees	54,826	58,257
Administration fees	44,524	54,684
Shareholders’ reports	15,823	20,380
Professional services	34,159	40,231
Shareholders’ services	14,223	16,142
Directors’ fees and expenses	279	1,701
Other	2,469	3,382
Total gross expenses	262,459	804,126
Management fees waived and expenses reimbursed	(142,562)	(42,641)
Administration fees waived	(18,750	—
Total net expenses	101,147	761,485
Net investment income (loss)	80,126	(121,840)

Net Realized and Unrealized Gain (Loss) on Investments, Foreign Currency and Forward Currency Contracts
Net realized gain (loss) on:
Investments	1,290,358	8,177,018
Foreign currency and forward currency contracts	—	—
Total net realized gain on investments, foreign currency and forward currency contracts	1,290,358	8,177,018
Net change in unrealized appreciation (depreciation) on:
Investments**	(35,342)	(1,686,801)
Foreign currency and forward currency contracts	—	—
Total net change in unrealized depreciation on investments, foreign currency and forward currency contracts	(35,342)	(1,686,801)
Net realized and unrealized gain (loss) on investments, foreign currency and forward currency contracts	1,255,016	6,490,217
Net increase (decrease) in net assets resulting from operations	$1,335,142	$6,368,377
* Net of foreign withholding taxes of	$—	$2,951
** Includes net change in unrealized foreign capital gains taxes of	$—	$—

The accompanying notes are an integral part of these financial statements.

38	Annual Report

Lazard Retirement International Equity Portfolio	Lazard Retirement Emerging Markets Equity Portfolio	Lazard Retirement Global Dynamic Multi Asset Portfolio

$18,473,011	$34,526,486	$2,479,316
317	359	689,235
18,473,328	34,526,845	3,168,551

5,166,970	11,331,784	1,201,622
1,722,321	2,196,465	354,891
195,151	808,474	151,798
180,287	255,807	70,774
76,381	179,863	23,442
115,169	176,276	54,635
17,979	36,405	14,171
19,287	31,736	3,891
14,245	19,715	9,058
7,507,790	15,036,525	1,884,282
—	—	(399,926)
—	—	—
7,507,790	15,036,525	1,484,356
10,965,538	19,490,320	1,684,195

29,775,988	12,078,974	10,427,210
(267,312)	(388,823)	(1,453,966)
29,508,676	11,690,151	8,973,244

(69,348,799)	(84,431,661)	(7,245,720)
(127,609)	1,029	352,026

(69,476,408)	(84,430,632)	(6,893,694)

(39,967,732)	(72,740,481)	2,079,550
$(29,002,194)	$(53,250,161)	$3,763,745
$1,940,589	$4,015,607	$135,224
$—	$57,511	$—

Annual Report	39

Lazard Retirement Series, Inc. Statements of Changes in Net Assets

	Lazard Retirement US Strategic Equity Portfolio		Lazard Retirement US Small-Mid Cap Equity Portfolio
	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2014	Year Ended December 31, 2013

Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$80,126	$75,648	$(121,840)	$(171,941)
Net realized gain on investments, foreign currency and forward currency contracts	1,290,358	1,038,192	8,177,018	9,224,221
Net change in unrealized appreciation (depreciation) on investments, foreign currency and forward currency contracts	(35,342)	806,555	(1,686,801)	6,727,138
Net increase (decrease) in net assets resulting from operations	1,335,142	1,920,395	6,368,377	15,779,418

Distributions to shareholders
From net investment income
Service Shares	(77,201)	(74,305)	—	—
Investor Shares	—	—	—	—
From net realized gains
Service Shares	(1,404,900)	(822,521)	(10,008,703)	(6,742,250)
Investor Shares	—	—	—	—
Net decrease in net assets resulting from distributions	(1,482,101)	(896,826)	(10,008,703)	(6,742,250)

Capital stock transactions
Net proceeds from sales
Service Shares	5,323,595	2,504,958	13,987,149	6,047,006
Investor Shares	—	—	—	—
Net proceeds from reinvestment of distributions
Service Shares	1,482,100	896,825	10,008,703	6,742,250
Investor Shares	—	—	—	—
Cost of shares redeemed
Service Shares	(3,211,241)	(2,183,452)	(15,787,491)	(9,881,815)
Investor Shares	—	—	—	—
Net increase (decrease) in net assets from capital stock transactions	3,594,454	1,218,331	8,208,361	2,907,441
Total increase (decrease) in net assets	3,447,495	2,241,900	4,568,035	11,944,609
Net assets at beginning of year	8,943,853	6,701,953	58,922,566	46,977,957
Net assets at end of year*	$12,391,348	$8,943,853	$63,490,601	$58,922,566
* Includes undistributed (distributions in excess of) net investment income of	$—	$12,902	$—	$—

Shares issued and redeemed
Service Shares
Shares outstanding at beginning of year	743,845	642,085	6,761,491	6,431,142
Shares sold	414,265	206,470	1,591,831	714,413
Shares issued to shareholders from reinvestment of distributions	120,802	75,476	1,207,615	794,734
Shares redeemed	(258,813)	(180,186)	(1,796,669)	(1,178,798)
Net increase (decrease)	276,254	101,760	1,002,777	330,349
Shares outstanding at end of year	1,020,099	743,845	7,764,268	6,761,491

Investor Shares
Shares outstanding at beginning of year
Shares sold
Shares issued to shareholders from reinvestment of distributions
Shares redeemed
Net decrease
Shares outstanding at end of year

The accompanying notes are an integral part of these financial statements.

40	Annual Report

Lazard Retirement International Equity Portfolio		Lazard Retirement Emerging Markets Equity Portfolio		Lazard Retirement Global Dynamic Multi Asset Portfolio
Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2014	Year Ended December 31, 2013

$10,965,538	$8,972,678	$19,490,320	$15,595,232	$1,684,195	$583,911

29,508,676	33,220,535	11,690,151	22,549,847	8,973,244	2,305,130

(69,476,408)	79,561,724	(84,430,632)	(49,926,249)	(6,893,694)	8,080,648

(29,002,194)	121,754,937	(53,250,161)	(11,781,170)	3,763,745	10,969,689

(10,814,146)	(8,528,761)	(15,082,247)	(11,686,440)	(968,080)	(282,017)
—	—	(4,806,075)	(4,351,540)	—	—

—	—	(8,043,967)	(4,863,451)	(9,750,513)	(1,987,390)
—	—	(2,288,572)	(1,538,429)	—	—
(10,814,146)	(8,528,761)	(30,220,861)	(22,439,860)	(10,718,593)	(2,269,407)

111,475,938	79,163,606	208,283,102	264,286,008	89,974,898	71,373,222
—	—	63,373,754	70,738,953	—	—

10,814,146	8,528,761	23,126,213	16,549,889	10,718,593	2,269,406
—	—	7,094,647	5,889,970	—	—

(81,661,844)	(103,842,938)	(154,832,744)	(145,304,148)	(16,829,184)	(12,844,472)
—	—	(80,535,191)	(88,670,602)	—	—

40,628,240	(16,150,571)	66,509,781	123,490,070	83,864,307	60,798,156
811,900	97,075,605	(16,961,241)	89,269,040	76,909,459	69,498,438
689,512,299	592,436,694	1,106,563,426	1,017,294,386	99,759,956	30,261,518
$690,324,199	$689,512,299	$1,089,602,185	$1,106,563,426	$176,669,415	$99,759,956

$1,635,320	$1,751,240	$(56,603)	$470	$(412,253)	$74,795

52,011,272	53,294,207	39,349,938	33,061,628	8,108,458	2,870,304
8,563,877	6,557,150	9,627,978	12,204,220	7,245,330	6,175,563

847,713	667,953	1,131,344	771,557	893,771	186,629
(6,191,507)	(8,508,038)	(7,033,677)	(6,687,467)	(1,352,531)	(1,124,038)
3,220,083	(1,282,935)	3,725,645	6,288,310	6,786,570	5,238,154
55,231,355	52,011,272	43,075,583	39,349,938	14,895,028	8,108,458

		12,235,116	12,850,144
		2,840,650	3,251,994

		350,893	277,567
		(3,780,893)	(4,144,589)
		(589,350)	(615,028)
		11,645,766	12,235,116

Annual Report	41

Lazard Retirement Series, Inc. Financial Highlights

LAZARD RETIREMENT US STRATEGIC EQUITY PORTFOLIO

Selected data for a share of capital	Year Ended
stock outstanding throughout each year	12/31/2014	12/31/13	12/31/12	12/31/11	12/31/10

Service Shares
Net asset value, beginning of year	$12.02	$10.44	$9.26	$9.18	$8.19
Income from investment operations:
Net investment income	0.09	0.11	0.12	0.10	0.06
Net realized and unrealized gain	1.68	2.80	1.18	0.08	0.99
Total from investment operations	1.77	2.91	1.30	0.18	1.05
Less distributions from:
Net investment income	(0.09)	(0.11)	(0.12)	(0.10)	(0.06)
Net realized gains	(1.55)	(1.22)	—	—	—
Total distributions	(1.64)	(1.33)	(0.12)	(0.10)	(0.06)
Net asset value, end of year	$12.15	$12.02	$10.44	$9.26	$9.18

Total Return (a)	14.71%	28.07%	14.01%	1.96%	12.85%

Ratios and Supplemental Data:
Net assets, end of year (in thousands)	$12,391	$8,944	$6,702	$6,008	$6,172
Ratios to average net assets:
Net expenses	1.00%	1.00%	1.00%	1.00%	1.22%
Gross expenses	2.59%	2.88%	3.23%	3.37%	3.84%
Net investment income	0.79%	0.97%	1.16%	1.04%	0.68%
Portfolio turnover rate	72%	66%	59%	50%	55%

LAZARD RETIREMENT US SMALL-MID CAP EQUITY PORTFOLIO

Selected data for a share of capital	Year Ended
stock outstanding throughout each year	12/31/14	12/31/13	12/31/12	12/31/11	12/31/10

Service Shares
Net asset value, beginning of year	$8.71	$7.30	$9.26	$11.04	$9.68
Income (loss) from investment operations:
Net investment income (loss)	(0.02)	(0.03)	(0.01)	(0.01)	0.03
Net realized and unrealized gain (loss)	0.94	2.53	0.95	(1.01)	2.27
Total from investment operations	0.92	2.50	0.94	(1.02)	2.30
Less distributions from:
Net investment income	—	—	—	—	(0.03)
Net realized gains	(1.45)	(1.09)	(2.90)	(0.76)	(0.91)
Total distributions	(1.45)	(1.09)	(2.90)	(0.76)	(0.94)
Net asset value, end of year	$8.18	$8.71	$7.30	$9.26	$11.04

Total Return (a)	11.03%	35.08%	10.38%	–9.07%	23.72%

Ratios and Supplemental Data:
Net assets, end of year (in thousands)	$63,491	$58,923	$46,978	$180,524	$146,644
Ratios to average net assets:
Net expenses	1.25%	1.25%	1.20%	1.15%	1.18%
Gross expenses	1.32%	1.35%	1.20%	1.15%	1.18%
Net investment income (loss)	–0.20%	–0.33%	–0.06%	–0.16%	0.29%
Portfolio turnover rate	92%	101%	74%	98%	122%

(a)	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager or State Street; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. Performance information does not reflect the fees and charges imposed by participating insurance companies at the separate account level, and such charges will have the effect of reducing performance.

The accompanying notes are an integral part of these financial statements.

42	Annual Report

LAZARD RETIREMENT INTERNATIONAL EQUITY PORTFOLIO

Selected data for a share of capital	Year Ended
stock outstanding throughout each year	12/31/14	12/31/13	12/31/12	12/31/11	12/31/10

Service Shares
Net asset value, beginning of year	$13.26	$11.12	$9.33	$10.28	$9.76
Income (loss) from investment operations:
Net investment income	0.21	0.17	0.19	0.18	0.12
Net realized and unrealized gain (loss)	(0.76)	2.13	1.78	(0.93)	0.53
Total from investment operations	(0.55)	2.30	1.97	(0.75)	0.65
Less distributions from:
Net investment income	(0.21)	(0.16)	(0.18)	(0.20)	(0.13)
Total distributions	(0.21)	(0.16)	(0.18)	(0.20)	(0.13)
Net asset value, end of year	$12.50	$13.26	$11.12	$9.33	$10.28

Total Return (a)	–4.21%	20.76%	21.11%	–7.27%	6.72%

Ratios and Supplemental Data:
Net assets, end of year (in thousands)	$690,324	$689,512	$592,437	$513,882	$471,030
Ratios to average net assets:
Net expenses	1.09%	1.10%	1.10%	1.12%	1.14%
Gross expenses	1.09%	1.10%	1.10%	1.12%	1.14%
Net investment income	1.59%	1.41%	1.80%	1.89%	1.41%
Portfolio turnover rate	34%	40%	43%	39%	53%

(a)	Total returns reflect reinvestment of all dividends and distributions, if any. Performance information does not reflect the fees and charges imposed by participating insurance companies at the separate account level, and such charges will have the effect of reducing performance.

The accompanying notes are an integral part of these financial statements.

Annual Report	43

LAZARD RETIREMENT EMERGING MARKETS EQUITY PORTFOLIO

Selected data for a share of capital	Year Ended
stock outstanding throughout each year	12/31/14	12/31/13	12/31/12	12/31/11	12/31/10

Service Shares
Net asset value, beginning of year	$21.51	$22.22	$18.71	$23.33	$19.23
Income (loss) from investment operations:
Net investment income (a)	0.37	0.31	0.33	0.44	0.34
Net realized and unrealized gain (loss)	(1.35)	(0.58)	3.78	(4.64)	4.02
Total from investment operations	(0.98)	(0.27)	4.11	(4.20)	4.36
Less distributions from:
Net investment income	(0.37)	(0.31)	(0.35)	(0.42)	(0.26)
Net realized gains	(0.20)	(0.13)	(0.25)	—	—
Total distributions	(0.57)	(0.44)	(0.60)	(0.42)	(0.26)
Net asset value, end of year	$19.96	$21.51	$22.22	$18.71	$23.33

Total Return (b)	–4.64%	–1.24%	22.05%	–18.00%	22.69%

Ratios and Supplemental Data:
Net assets, end of year (in thousands)	$859,747	$846,233	$734,699	$580,370	$581,859
Ratios to average net assets:
Net expenses	1.38%	1.38%	1.39%	1.42%	1.46%
Gross expenses	1.38%	1.38%	1.39%	1.42%	1.46%
Net investment income	1.66%	1.42%	1.57%	2.04%	1.66%
Portfolio turnover rate	12%	14%	23%	19%	27%

Selected data for a share of capital	Year Ended
stock outstanding throughout each year	12/31/14	12/31/13	12/31/12	12/31/11	12/31/10

Investor Shares
Net asset value, beginning of year	$21.28	$21.99	$18.52	$23.17	$19.13
Income (loss) from investment operations:
Net investment income (a)	0.42	0.37	0.38	0.50	0.38
Net realized and unrealized gain (loss)	(1.34)	(0.59)	3.74	(4.62)	4.01
Total from investment operations	(0.92)	(0.22)	4.12	(4.12)	4.39
Less distributions from:
Net investment income	(0.42)	(0.36)	(0.40)	(0.53)	(0.35)
Net realized gains	(0.20)	(0.13)	(0.25)	—	—
Total distributions	(0.62)	(0.49)	(0.65)	(0.53)	(0.35)
Net asset value, end of year	$19.74	$21.28	$21.99	$18.52	$23.17

Total Return (b)	–4.38%	–1.01%	22.34%	–17.79%	23.05%

Ratios and Supplemental Data:
Net assets, end of year (in thousands)	$229,855	$260,330	$282,596	$244,320	$339,899
Ratios to average net assets:
Net expenses	1.14%	1.14%	1.14%	1.17%	1.21%
Gross expenses	1.14%	1.14%	1.14%	1.17%	1.21%
Net investment income	1.91%	1.71%	1.85%	2.31%	1.83%
Portfolio turnover rate	12%	14%	23%	19%	27%

(a)	Net investment income has been computed using the average share method.

(b)	Total returns reflect reinvestment of all dividends and distributions, if any. Performance information does not reflect the fees and charges imposed by participating insurance companies at the separate account level, and such charges will have the effect of reducing performance.

The accompanying notes are an integral part of these financial statements.

44	Annual Report

LAZARD RETIREMENT GLOBAL DYNAMIC MULTI ASSET PORTFOLIO

			For the Period
Selected data for a share of capital	Year Ended		4/30/12* to
stock outstanding throughout each period	12/31/14	12/31/13	12/31/12

Service Shares
Net asset value, beginning of period	$12.30	$10.54	$10.00
Income from investment operations:
Net investment income	0.11	0.06	0.03
Net realized and unrealized gain	0.23	1.99	0.54
Total from investment operations	0.34	2.05	0.57
Less distributions from:
Net investment income	(0.07)	(0.04)	— (c)
Net realized gains	(0.71)	(0.25)	(0.03)
Total distributions	(0.78)	(0.29)	(0.03)
Net asset value, end of period	$11.86	$12.30	$10.54

Total Return (a)	2.70%	19.49%	5.74%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$176,669	$99,760	$30,262
Ratios to average net assets (b):
Net expenses	1.05%	1.05%	1.05%
Gross expenses	1.33%	1.70%	3.80%
Net investment income	1.19%	1.01%	1.03%
Portfolio turnover rate	105%	62%	45%

*	The Portfolio commenced operations on April 30, 2012.

(a)	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager, State Street or BFDS; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. Performance information does not reflect the fees and charges imposed by participating insurance companies at the separate account level, and such charges will have the effect of reducing performance. A period of less than one year is not annualized.

(b)	Annualized for a period of less than one year.

(c)	Amount is less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

Annual Report	45

Lazard Retirement Series, Inc. Notes to Financial Statements December 31, 2014

1. Organization

Lazard Retirement Series, Inc. (the “Fund”) was incorporated in Maryland on February 13, 1997 and is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Fund, comprised of twenty no-load portfolios (each referred to as a “Portfolio”), is currently offered only to separate accounts established by insurance companies to fund variable annuity contracts and variable life insurance policies. Portfolio shares may also be offered to certain qualified pension and retirement plans and accounts permitting accumulation of assets on a tax-deferred basis. Effective January 31, 2006, the Fund designated its existing class of shares as Service Shares and commenced offering Investor Shares. Investor Shares and Service Shares are identical, except as to the services offered to and expenses borne by each class of shares. Currently, only the following five Portfolios, each of which is “diversified”, as defined in the Act, are offered: Lazard Retirement US Strategic Equity Portfolio (“US Strategic Equity Portfolio”), Lazard Retirement US Small-Mid Cap Equity Portfolio (“US Small-Mid Cap Equity Portfolio”), Lazard Retirement International Equity Portfolio (“International Equity Portfolio”), Lazard Retirement Emerging Markets Equity Portfolio (“Emerging Markets Equity Portfolio”) and Lazard Retirement Global Dynamic Multi Asset Portfolio (formerly, Lazard Retirement Multi-Asset Targeted Volatility Portfolio) (“Global Dynamic Multi Asset Portfolio”). Each of the other fifteen Portfolios had not commenced operations as of December 31, 2014.

2. Significant Accounting Policies

The accompanying financial statements are presented in conformity with GAAP. The Fund is an investment company and therefore applies specialized accounting guidance in Accounting Standards Codification Topic 946. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements:

(a) Valuation of Investments—Net asset value (“NAV”) per share for each class of each Portfolio is determined on each day the New York Stock Exchange (“NYSE”) is open for business. Market values for securities listed on the NYSE, NASDAQ national market or other US or foreign exchanges or markets are generally based on the last reported sales price on the exchange or market on which the security is principally traded, generally as of the close of regular trading on the NYSE (normally 4:00 p.m. Eastern time) on each valuation date; securities not traded on the valuation date are valued at the most recent quoted bid price. The Fund values NASDAQ-traded securities at the NASDAQ Official Closing Price, which may not be the last reported sales price in certain instances. Forward currency contracts are valued using quotations from an independent pricing service. Investments in money market funds are valued at the fund’s NAV.

Bonds and other fixed-income securities that are not exchange-traded are valued on the basis of prices provided by independent pricing services which are based primarily on institutional trading in similar groups of securities, or by using brokers’ quotations or a matrix system which considers such factors as other security prices, yields and maturities.

The Valuation Committee of the Investment Manager, which meets periodically and acts pursuant to delegated authority from the Board of Directors (the “Board”), may evaluate a variety of factors to determine the fair value of securities for which market quotations are determined not to be readily available or reliable. These factors include, but are not limited to, the type of security, the value of comparable securities, observations from financial institutions and relevant news events. Input from the Investment Manager’s portfolio managers/analysts also will be considered.

If a significant event materially affecting the value of securities occurs between the close of the exchange or market on which the security is principally traded and the time when a Portfolio’s NAV is calculated, or when current market quotations otherwise are determined not to be readily available or reliable (including restricted or other illiquid securities such as certain derivative instruments), such securities will be valued at their fair value as determined by, or in accordance with procedures approved by, the Board. The fair value of non-US securities may be determined with the assistance of an independent pricing service using correlations between the movement of prices of such securities and indices of US securities and other appropriate indicators, such as closing market prices of relevant ADRs or futures contracts. Non-US securities may trade on days when a Portfolio is not open for business, thus affecting the value of the Portfolio’s assets on days when Portfolio shareholders may not be able to buy or sell Portfolio shares.

46	Annual Report

The effect of using fair value pricing is that the NAV of a Portfolio will reflect the affected securities’ values as determined in the judgment of the Board or its designee instead of being determined by the market. Using a fair value pricing methodology to price securities may result in a value that is different from the most recent closing price of a security and from the prices used by other investment companies to calculate their portfolios’ NAVs.

(b) Portfolio Securities Transactions and Investment Income—

Portfolio securities transactions are accounted for on trade date. Realized gain (loss) on sales of investments are recorded on a specific identification basis. Dividend income is recorded on the ex-dividend date and interest income is accrued daily. The Portfolios amortize premiums and accrete discounts on fixed-income securities using the effective yield method. During the year ended December 31, 2014, only Global Dynamic Multi Asset Portfolio traded in fixed-income securities.

The Portfolios may be subject to taxes imposed by foreign countries in which they invest. Such taxes are generally based upon income earned or capital gains (realized or unrealized). The Portfolios accrue and apply such taxes to net investment income, net realized gains and net unrealized gains concurrent with the recognition of income earned or capital gains (realized and unrealized) from the applicable portfolio securities.

(c) Foreign Currency Translation and Forward Currency Contracts—The accounting records of the Fund are maintained in US dollars. Portfolio securities and other assets and liabilities denominated in a foreign currency are translated daily into US dollars at the prevailing rates of exchange. Purchases and sales of securities, income receipts and expense payments are translated into US dollars at the prevailing exchange rates on the respective transaction dates.

The Portfolios do not isolate the portion of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in their market prices. Such fluctuations are included in net realized and unrealized gain (loss) on investments. Net realized gain (loss) on foreign currency and forward currency contracts represents net foreign currency gain (loss) from forward currency contracts, disposition of foreign currencies, currency gain (loss) realized between the trade and settlement dates on securities transactions, and the difference between the amount of dividends, interest and foreign withholding taxes recorded on the Portfolios’ accounting records and the US dollar equivalent amounts actually received or paid. Net change in unrealized appreciation (depreciation) on foreign currency reflects the impact of changes in exchange rates on the value of assets and liabilities, other than investments in securities, during the period.

A forward currency contract is an agreement between two parties to buy or sell currency at a set price on a future date. Upon entering into these contracts, risks may arise from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of the foreign currency relative to the US dollar.

The US dollar value of forward currency contracts is determined using quotations provided by an independent pricing service. Daily fluctuations in the value of such contracts are recorded as unrealized appreciation (depreciation) on forward currency contracts. When the contract is closed, a Portfolio records a realized gain (loss) equal to the difference between the value at the time it was opened and the value at the time it was closed.

During the year ended December 31, 2014, only Global Dynamic Multi Asset Portfolio traded in forward currency contracts.

(d) Federal Income Taxes—The Fund’s policy is to continue to have each Portfolio qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and to distribute all of its taxable income, including any net realized capital gains, to shareholders. Therefore, no federal income tax provision is required.

The Regulated Investment Company Modernization Act of 2010 (the “RIC Modernization Act”) includes numerous provisions that generally became effective for taxable years beginning after December 22, 2010. Among the provisions, net capital losses may be carried forward indefinitely, and their character is retained as short-term or long-term. Previously, net capital losses were carried forward for eight years and treated as short-term losses. The RIC Modernization Act also requires that post-enactment net capital losses be used before pre-enactment net capital losses. As a result, pre-enactment capital loss carryforwards may expire unused.

Annual Report	47

At December 31, 2014, the following Portfolio had unused realized capital loss carryovers which, for federal income tax purposes, could be used to offset future realized capital gains as follows:

Portfolio	Expiring 2017	Expiring 2018

International Equity	$6,995,748	$7,205,218

Under current tax law, certain late year losses, as defined by the Code, within the taxable year may be deferred and treated as occurring on the first day of the following tax year. For the tax year ended December 31, 2014, the following Portfolios elected to defer such losses as follows:

Portfolio	Post October Capital Loss Deferral	Late Year Ordinary Loss Deferral

US Strategic Equity	$(5,307)	$—
Emerging Markets Equity	—	(56,683)

Management has analyzed the Portfolios’ tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years (2011-2013), or expected to be taken in the Portfolios’ 2014 tax returns.

(e) Dividends and Distributions—Each Portfolio intends to declare and to pay dividends annually from net investment income, if any. During any particular year, net realized gains from investment transactions in excess of available capital loss carryforwards would be taxable to the Portfolios, if not distributed. The Portfolios intend to declare and distribute these amounts, at least annually, to shareholders; however, to avoid taxation, a second distribution may be required.

Income dividends and capital gains distributions are determined in accordance with federal income tax regulations which may differ from GAAP. These book/tax differences, which may result in distribution reclassifications, are primarily due to differing treatments of foreign currency transactions, wash sales, passive foreign investment companies and distributions from real estate investment trusts and partnerships. The book/tax differences relating to shareholder distributions resulted in reclassifications among certain capital accounts as follows:

Portfolio	Paid in Capital	Undistributed (Distributions in Excess of) Net Investment Income	Accumulated Net Realized Gain (Loss)

US Strategic Equity	$—	$(15,827)	$15,827
US Small-Mid Cap Equity	—	121,840	(121,840)
International Equity	—	(267,312)	267,312
Emerging Markets Equity	—	340,929	(340,929)
Global Dynamic Multi Asset	(43,462)	(1,203,163)	1,246,625

The tax character of dividends and distributions paid during the years ended December 31 were as follows:

	Ordinary Income		Long-Term Capital Gain
Portfolio	2014	2013	2014	2013

US Strategic Equity	$267,265	$142,624	$1,214,836	$754,202
US Small-Mid Cap Equity	3,409,319	2,520,349	6,599,384	4,221,901
International Equity	10,814,146	8,528,761	—	—
Emerging Markets Equity	19,263,861	15,295,650	10,957,000	7,144,210
Global Dynamic Multi Asset	5,833,472	1,892,526	4,885,121	376,881

At December 31, 2014, the components of distributable earnings, on a tax basis, were as follows:

Portfolio	Undistributed Ordinary Income /Deferred Late Year Ordinary Losses	Undistributed Long-Term Capital Gain /Deferred Capital Losses	Net Unrealized Appreciation (Depreciation) including Foreign Currency

US Strategic Equity	$—	$(5,307)	$1,485,818
US Small-Mid Cap Equity	2,172,236	70,009	8,993,009
International Equity	2,357,011	(14,200,966)	104,575,473
Emerging Markets Equity	(56,683)	2,754,426	(41,204,177)
Global Dynamic Multi Asset	636,533	647,229	1,311,059

(f) Allocation of Expenses—Expenses not directly chargeable to a specific Portfolio are allocated among all Portfolios primarily on the basis of relative net assets. Portfolios accrue distribution and service (12b-1) fees to Service Shares. The Portfolios’ income, expenses (other than class specific expenses) and realized and unrealized gains and losses are allocated proportionally each day between the classes based upon the relative net assets of each class.

(g) Estimates—The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and

48	Annual Report

liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

3. Investment Management, Administration, Distribution and Transfer Agency Agreements

The Fund, on behalf of the Portfolios, has entered into an investment management agreement (the “Management Agreement”) with the Investment Manager. Pursuant to the Management Agreement, the Investment Manager regularly provides each Portfolio with investment research, advice and supervision and furnishes continuously an investment program for each Portfolio consistent with its investment objective and policies, including the purchase, retention and disposition of securities. For its services provided to the Fund, the Investment Manager earns a management fee, accrued daily as a percentage of its average daily net assets and payable by each Portfolio monthly, at the annual rate set forth below:

Portfolio	Annual Rate

US Strategic Equity	0.70%
US Small-Mid Cap Equity	0.75
International Equity	0.75
Emerging Markets Equity	1.00
Global Dynamic Multi Asset	0.85

The Investment Manager has voluntarily agreed to reduce its fees and, if necessary, reimburse the Portfolios through April 30, 2015 if annualized operating expenses exceed the following percentages of average daily net assets for the respective Shares:

Portfolio	Service Shares	Investor Shares

US Strategic Equity	1.00%	N/A
US Small-Mid Cap Equity	1.25	N/A
International Equity	1.25	N/A
Emerging Markets Equity	1.55	1.30%
Global Dynamic Multi Asset	1.05	N/A

During the year ended December 31, 2014, the Investment Manager waived its management fees and reimbursed the following Portfolios for other expenses as follows:

	Service Shares
Portfolio	Management Fees Waived	Expenses Reimbursed

US Strategic Equity	$70,803	$71,759
US Small-Mid Cap Equity	42,641	—
Global Dynamic Multi Asset	399,926	—

The Fund has entered into an administration agreement with State Street to provide certain administrative services. Each Portfolio bears the cost of such services at a fixed annual rate of $42,500, plus 0.02% of average daily net assets up to $1 billion and 0.01% of average daily net assets over $1 billion. State Street has agreed to waive up to $18,750 of the $42,500 annual fee for the US Strategic Equity Portfolio until the Portfolio’s net assets reach $25 million. During the year ended December 31, 2014, State Street waived $18,750 of its fee for the Portfolio.

The Fund has a distribution agreement with Lazard Asset Management Securities LLC (the “Distributor”), a wholly-owned subsidiary of the Investment Manager, to serve as the distributor for shares of each Portfolio. The Distributor bears the cost of printing and mailing prospectuses to potential investors and certain expenses in connection with the offering of Portfolio shares.

Under a Distribution and Servicing Plan adopted pursuant to Rule 12b-1 under the Act, each Portfolio pays a monthly fee to the Distributor, at an annual rate of 0.25% of the average daily net assets of its Service Shares, for distribution and servicing of accounts. The Distributor may make payments to participating insurance companies, certain financial institutions, securities dealers and other industry professionals for providing these services.

BFDS is the Fund’s transfer and dividend disbursing agent. For its services, BFDS receives a monthly fee computed on the basis of the number of shareholder accounts it maintains, subject to a minimum fee amount per share class in each Portfolio, and is reimbursed for certain out-of-pocket expenses. BFDS has agreed to waive the monthly minimum fee for the first six months after a new Portfolio has commenced operations.

4. Directors’ Compensation

Certain Directors of the Fund are officers of the Investment Manager. Each Director who is not an affiliated person of the Investment Manager or any of its affiliates is paid by the Fund, The Lazard Funds, Inc., Lazard Global Total Return and Income Fund, Inc. and Lazard World Dividend & Income Fund, Inc. (collectively with the Fund, the “Lazard Funds”), each a registered management investment company advised by the Investment Manager: (1) an annual retainer of $100,000, (2) a per meeting in person regular or special meeting fee of $5,000 ($1,500 for telephonic partici-

Annual Report	49

pation), including Board, committee, subcommittee or other special meetings specifically authorized by the Board and held in connection with delegated Fund business, and (3) a telephone Audit Committee or special Board meeting fee of $1,500, with an additional annual fee for the Audit Committee Chair of $5,000. No additional compensation is provided in respect of committee meetings held in conjunction with a meeting of the Board. Such Directors also are reimbursed for travel and other out-of-pocket expenses for attending Board and committee meetings. Compensation is, generally, divided among the Lazard Funds based on relative net assets. Effective January 1, 2015, the compensation for Independent Directors is comprised of: (1) an annual retainer of $190,000, (2) an additional annual fee of $20,000 to the lead Independent Director, and (3) an additional annual fee of $10,000 to the Audit Committee Chair. The Directors also are reimbursed for travel and other out-of-pocket expenses for attending Board and committee meetings, although per-meeting attendance fees will no longer be paid. Compensation is, generally, divided among the Lazard Funds and Lazard Alternative Emerging Markets 1099 Fund, a closed-end registered management investment company advised by an affiliate of the Investment Manager, based on relative net assets. The Directors do not receive benefits from the Fund pursuant to any pension, retirement or similar arrangement.

5. Securities Transactions and Transactions with Affiliates

Purchases and sales of portfolio securities (excluding short-term investments) for the year ended December 31, 2014 were as follows:

Portfolio	Purchases	Sales

US Strategic Equity	$9,460,821	$7,142,419
US Small-Mid Cap Equity	54,279,193	56,965,190
International Equity	244,254,029	222,747,564
Emerging Markets Equity	150,461,547	132,511,298
Global Dynamic Multi Asset	214,740,773	143,907,065

For the year ended December 31, 2014, no brokerage commissions were paid to affiliates of the Investment Manager or other affiliates of the Fund for portfolio transactions executed on behalf of the Fund.

6. Non-US Securities Investment Risks

Certain Portfolios may invest in securities of foreign entities and in instruments denominated in foreign currencies which involve risks not typically associated with investments in US securities. Such Portfolios’ performance will be influenced by political, social and economic factors affecting the non-US countries and companies in which the Portfolios invest. Non-US securities carry special risks, such as less developed or less efficient trading markets, political instability, a lack of company information, differing auditing and legal standards, and, potentially, less liquidity. In addition, investments denominated in currencies other than US dollars may experience a decline in value, in US dollar terms, due solely to fluctuations in currency exchange rates. Emerging market countries can generally have economic structures that are less diverse and mature, and political systems that are less stable, than those of developed countries. The securities markets of emerging market countries have historically been extremely volatile. These market conditions may continue or worsen. Investments in these countries may be subject to political, economic, legal, market and currencies risks. The risks may include less protection of property rights and uncertain political and economic policies, the imposition of capital controls and/or foreign investment limitations by a country, nationalization of businesses and the imposition of sanctions by other countries, such as the US. Significant devaluation of emerging market currencies against the US dollar may occur subsequent to acquisition of investments denominated in emerging market currencies. The Portfolios’ investments could be adversely affected by delays in, or a refusal to grant, repatriation of funds or conversion of emerging market currencies.

7. Contractual Obligations

The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. A Portfolio’s maximum exposure under these arrangements is unknown. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

8. Fair Value Measurements

Fair value is defined as the price that a Portfolio would receive to sell an asset, or would pay to transfer a liability, in an orderly transaction between market participants at the date of measurement. The Fair Value Measurements and Disclosures provisions of GAAP also establish a framework for measuring fair value, and a three-level hierarchy for fair value measurement that is based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer, broadly, to the assumptions

50	Annual Report

that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions that market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability, developed based on the best information available in the circumstances. Each investment’s fair value measurement level within the fair value hierarchy is based on the lowest level of any input that is significant to the overall fair value measurement. The three-level hierarchy of inputs is summarized below:

•	Level 1 – unadjusted quoted prices in active markets for identical investments
•	Level 2 – other significant observable inputs (including unadjusted quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation technique may result in transfer into or out of the current assigned level within the hierarchy.

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in these securities.

The following table summarizes the valuation of the Portfolios’ investments by each fair value hierarchy level as of December 31, 2014:

Description	Unadjusted Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Balance as of December 31, 2014

US Strategic Equity Portfolio
Common Stocks*	$12,169,847	$—	$—	$12,169,847
Short-Term Investment	175,679	—	—	175,679
Total	$12,345,526	$—	$—	$12,345,526
US Small-Mid Cap Equity Portfolio
Common Stocks*	$60,876,464	$—	$—	$60,876,464
Short-Term Investment	1,244,018	—	—	1,244,018
Total	$62,120,482	$—	$—	$62,120,482
International Equity Portfolio
Common Stocks*	$57,993,470	$594,213,153	$—	$652,206,623
Short-Term Investment	11,144,235	—	—	11,144,235
Total	$69,137,705	$594,213,153	$—	$663,350,858
Emerging Markets Equity Portfolio
Common Stocks*
Brazil	$29,883,586	$120,796,935	$—	$150,680,521
China	47,928,191	69,714,683	—	117,642,874
Hong Kong	28,877,620	10,650,279	—	39,527,899
Indonesia	24,799,609	45,179,542	—	69,979,151
Russia	8,912,678	64,135,676	—	73,048,354
Other	54,906,057	521,812,947	—	576,719,004
Short-Term Investment	46,040,667	—	—	46,040,667
Total	$241,348,408	$832,290,062	$—	$1,073,638,470

Annual Report	51

Description	Unadjusted Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Balance as of December 31, 2014

Global Dynamic Multi Asset Portfolio
Assets:
Common Stocks*
Belgium	$1,124,323	$302,408	$—	$1,426,731
Canada	7,212,798	37,861	—	7,250,659
Denmark	840,793	706,243	—	1,547,036
Finland	522,685	899,785	—	1,422,470
Germany	1,480,971	2,363,857	—	3,844,828
Hong Kong	144,718	2,419,143	—	2,563,861
Israel	379,142	273,972	—	653,114
Japan	3,648,112	7,310,087	—	10,958,199
Netherlands	1,227,303	979,088	—	2,206,391
Sweden	869,716	419,737	—	1,289,453
Switzerland	2,182,516	1,686,884	—	3,869,400
United Kingdom	3,532,986	8,311,721	—	11,844,707
Other	80,953,623	15,160,818	—	96,114,441
Corporate Bonds*	—	7,272,381	—	7,272,381
Foreign Government Obligations*	—	14,435,371	—	14,435,371
Quasi Government Bonds*	—	1,788,027	—	1,788,027
Supranationals	—	956,289	—	956,289
US Municipal Bonds	—	636,135	—	636,135
Short-Term Investment	5,655,926	—	—	5,655,926
Other Financial Instruments**
Forward Currency Contracts	—	582,413	—	582,413
Total	$109,775,612	$66,542,220	$—	$176,317,832
Liabilities:
Other Financial Instruments**
Forward Currency Contracts	$—	$(287,691)	$—	$(287,691)

*	Please refer to Portfolios of Investments (page 15 through 30) and Notes to Portfolios of Investments (page 34) for portfolio holdings by country and industry.
**	Other financial instruments are derivative instruments which are valued at their respective unrealized appreciation/depreciation.

Certain common stocks (see footnote (c) in the Notes to Portfolios of Investments) included in Level 2 were valued based on reference to similar securities from the same issuers which were trading on active markets. The fixed-income securities included in Level 2 were valued on the basis of prices provided by independent pricing services. The forward currency contracts included in Level 2 were valued using quotations provided by an independent pricing service.

In connection with the periodic implementation of fair value pricing procedures with respect to non-US securities (see Note 2(a)), certain equity securities (other than those securities described in footnote (c) in the Notes to Portfolios of Investments) in the International Equity, Emerging Markets

Equity and Global Dynamic Multi Asset Portfolios can transfer from Level 1 to Level 2 as a result of fair value pricing procedure triggers being met and would revert to Level 1 when the fair value pricing procedure triggers are no longer met. A Portfolio recognizes all transfers between levels as though they were transferred at the beginning of the reporting period.

At December 31, 2014, securities valued at the following amounts were transferred from Level 1 to Level 2:

Portfolio	Amount

International Equity	$494,744,904
Emerging Markets Equity	740,123,099
Global Dynamic Multi Asset	4,312,726

52	Annual Report

There were no other transfers into or out of Levels 1, 2 or 3 during the year ended December 31, 2014.

For further information regarding security characteristics see Portfolios of Investments.

9. Derivative Instruments

Certain Portfolios may use derivative instruments, including forward currency contracts. Forward currency contracts may be used for hedging purposes or to seek to increase returns.

Global Dynamic Multi Asset Portfolio

During the year ended December 31, 2014, the notional amounts of purchases and sales of forward currency contracts were $184,410,160 and $209,784,001, respectively, with average notional exposure of approximately $31,400,000.

The following table summarizes the fair value of derivative instruments on its Statement of Assets and Liabilities as of December 31, 2014:

Fair Value

Asset Derivatives
Foreign Exchange Risk:
Gross unrealized appreciation on forward currency contracts	$582,413
Liability Derivatives
Foreign Exchange Risk:
Gross unrealized depreciation on forward currency contracts	$287,691

The effect of derivative instruments on its Statement of Operations for the year ended December 31, 2014 was:

Amount

Realized Gain (Loss) on Derivatives Recognized in Income
Foreign Exchange Risk:
Net realized loss on forward currency contracts	$(397,143)

Amount

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Foreign Exchange Risk:
Net change in unrealized appreciation on forward currency contracts	$369,100

See Note 2(c) and the Portfolios of Investments for additional disclosures about derivative instruments.

As of December 31, 2014, Global Dynamic Multi Asset Portfolio holds derivative instruments that are eligible for offset in the Statement of Assets and Liabilities and are subject to master netting arrangements. A master netting arrangement is an agreement between two counterparties who have multiple contracts with each other that provides for the net settlement of all contracts, as well as any cash collateral, through a single payment in the event of default on, or termination of, any one contract.

The required information for the affected Portfolio is presented in the below table, as of December 31, 2014:

Global Dynamic Multi Asset Portfolio

Description	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities

Forward Currency Contracts	$582,413	$—	$582,413

Annual Report	53

		Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Net Amounts of Assets Presented in Statement of Assets and Liabilities	Financial Instruments	Collateral Received	Net Amounts

Barclays Bank PLC	$2,213	$—	$—	$2,213
BNP Paribas SA	5,220	—	—	5,220
Canadian Imperial Bank of Commerce	131,631	—	—	131,631
Citibank NA	51,110	(51,110)	—	—
Credit Suisse International	2,728	—	—	2,728
HSBC Bank USA NA	257,945	(89,060)	—	168,885
JPMorgan Chase Bank NA	27,938	(805)	—	27,133
Royal Bank of Canada	61,839	—	—	61,839
State Street Bank and Trust Co.	41,789	(186)	—	41,603
Total	$582,413	$(141,161)	$—	$441,252

Description	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Liabilities Presented in the Statement of Assets and Liabilities

Forward Currency Contracts	$287,691	$—	$287,691

		Gross Amounts Not Offset in the Statement of Assets & Liabilities
Counterparty	Net Amounts of Liabilities Presented in Statement of Assets & Liabilities	Financial Instruments	Collateral Pledged	Net Amounts

Citibank NA	$196,535	$(51,110)	$—	$145,425
HSBC Bank USA NA	89,060	(89,060)	—	—
JPMorgan Chase Bank NA	805	(805)	—	—
Standard Chartered Bank	1,105	—	—	1,105
State Street Bank and Trust Co.	186	(186)	—	—
Total	$287,691	$(141,161)	$—	$146,530

10. Change of Independent Registered Public Accounting Firm

On February 26, 2014, Deloitte & Touche LLP (“Deloitte”) was selected as the Fund’s independent registered public accounting firm for the 2014 fiscal year. The decision to change accountants was recommended and approved by the Audit Committee and approved by majority of the Fund’s Board, including a majority of the Independent Directors. The predecessor independent registered public accounting firm’s reports on the Fund’s financial statements for each of the years ended December 31, 2013 and 2012 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. During such fiscal periods and through February 26, 2014, there were no disagreements between the Fund and the predecessor independent registered public accounting firm on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which such disagreements, if not resolved to the satisfaction of the predecessor independent registered public accounting firm, would have caused them to make reference to the subject matter of the disagreement in connection with their reports on the financial statements for such periods.

11. Subsequent Events

Management has evaluated the possibility of subsequent events affecting the Fund’s financial statements and has determined that there were no such subsequent events that required adjustment or disclosure in the financial statements.

54	Annual Report

Lazard Retirement Series, Inc. Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of the Lazard Retirement Series, Inc.:

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of the Lazard Retirement Series, Inc. (the “Fund”) comprising the Lazard Retirement US Strategic Equity Portfolio, Lazard Retirement US Small-Mid Cap Equity Portfolio, Lazard Retirement International Equity Portfolio, Lazard Retirement Emerging Markets Equity Portfolio, and Lazard Retirement Global Dynamic Multi Asset Portfolio (formerly, Lazard Retirement Multi-Asset Targeted Volatility Portfolio) as of December 31, 2014, and the related statements of operations and changes in net assets and financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial statements of the Fund for the year ended December 31, 2013 were audited by other auditors whose report, dated February 14, 2014, expressed an unqualified opinion on those statements.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2014, by correspondence with the custodian and brokers. Where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the portfolios constituting the Lazard Retirement Series, Inc. as of December 31, 2014, the results of their operations, changes in their net assets and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
New York, New York
February 18, 2015

Annual Report	55

Lazard Retirement Series, Inc. Board of Directors and Officers Information (unaudited)

Name (Age) Address(1)	Position(s) with the Fund (Since) and Term(2)	Principal Occupation(s) and Other Public Company Directorships Held During the Past Five Years(2)

Independent Directors(3):
Franci J. Blassberg (61)	Director (August 2014)	Debevoise & Plimpton LLP, a law firm, Of Counsel (2013 – present); previously, Partner (through 2012)

Cornell Law School, Distinguished Practitioner in Residence (Fall 2013 and Fall 2014)

Kenneth S. Davidson (69)	Director (April 1997)	Davidson Capital Management Corporation, an investment manager, President (1978 – present)

Landseer Advisors LLC, an investment manager, Senior Advisor (2012 – 2014)

Aquiline Holdings LLC, an investment manager, Partner (2006 – 2012)

Nancy A. Eckl (52)	Director (May 2007)	College Retirement Equities Fund (eight accounts), Trustee (2007 – present)

TIAA-CREF Funds (59 funds) and TIAA-CREF Life Funds (11 funds), Trustee (2007 – present)

TIAA Separate Account VA-1, Member of the Management Committee (2007 – present)

American Beacon Advisors, Inc. (“American Beacon”) and certain funds advised by American Beacon, Vice President (1990 – 2006)

Trevor W. Morrison (43)	Director (April 2014)	New York University School of Law, Dean and Eric M. and Laurie B. Roth Professor of Law (2013 – present)

Columbia Law School, Professor of Law (2008 – 2013)

Office of Counsel to the President, The White House, Associate Counsel to the President (2009)

Richard Reiss, Jr. (70)	Director (April 1997)	Georgica Advisors LLC, an investment manager, Chairman (1997 – present)

O’Charley’s, Inc., a restaurant chain, Director (1984 – 2012)

Robert M. Solmson (67)	Director (September 2004)	Fairwood Capital, LLC, a private investment corporation engaged primarily in real estate and hotel investments, President (2008 – present)

56	Annual Report

Name (Age) Address(1)	Position(s) with the Fund (Since) and Term(2)	Principal Occupation(s) and Other Public Company Directorships Held During the Past Five Years(2)

Interested Directors(4):
Charles L. Carroll (54)	Chief Executive Officer, President and Director (June 2004)	Investment Manager, Deputy Chairman and Head of Global Marketing (2004 – present)

Ashish Bhutani (54)	Director	Investment Manager, Chief Executive Officer (2004 – present)
(July 2005)
Lazard Ltd, Vice Chairman and Director (2010 – present)

(1)	The address of each Director of the Fund is Lazard Asset Management LLC, 30 Rockefeller Plaza, New York, New York 10112-6300.

(2)	Each Director serves as a Director for each of the Lazard Funds (comprised of, as of January 31, 2015, 38 active investment portfolios). Each Director serves an indefinite term, until his or her successor is elected, and each Director serves in the same capacity for the other Lazard Funds. All of the Independent Directors (as defined below) are also board members of Lazard Alternative Emerging Markets 1099 Fund, a closed-end registered management investment company advised by an affiliate of the Investment Manager (the “1099 Fund”).

(3)	“Independent Directors” are not “interested persons” (as defined in the Act) of the Fund.

(4)	Messrs. Bhutani and Carroll are “interested persons” (as defined in the Act) of the Fund because of their positions with the Investment Manager.

The Fund’s Statement of Additional Information contains further information about the Directors and is available without charge by calling 800-823-6300, or online, at www.LazardNet.com.

Annual Report	57

Name (Age) Address(1)	Position(s) with the Fund (Since) and Term(2)	Principal Occupation(s) During the Past Five Years

Officers(3):
Nathan A. Paul (42)	Vice President and Secretary (April 2002)	Managing Director and General Counsel of the Investment Manager

Stephen St. Clair (56)	Treasurer (May 2003)	Vice President of the Investment Manager

Mark R. Anderson (44)	Chief Compliance Officer (September 2014)	Chief Compliance Officer and Director of the Investment Manager (since September 2014)

Senior Vice President, Counsel and Deputy Chief Compliance Officer of AllianceBernstein L.P. (2004 – August 2014)

Tamar Goldstein (39)	Assistant Secretary (February 2009)	Senior Vice President (since February 2012, previously Vice President) of the Investment Manager

Cesar A. Trelles (40)	Assistant Treasurer (December 2004)	Vice President (since February 2011, previously Fund Administration Manager) of the Investment Manager

(1)	The address of each officer of the Fund is Lazard Asset Management LLC, 30 Rockefeller Plaza, New York, New York 10112-6300.

(2)	Each officer serves for an indefinite term, until his or her successor is elected and qualifies or until his or her earlier resignation or removal. Each officer, except for Messrs. St. Clair and Trelles, serves in the same capacity for the other Lazard Funds and the 1099 Fund. Messrs. St. Clair and Trelles serve in the same capacity for the other Lazard Funds.

(3)	In addition to Charles L. Carroll, President, whose information is included in the Interested Directors section.

58	Annual Report

Lazard Retirement Series, Inc. Other Information (unaudited)

Proxy Voting

A description of the policies and procedures used to determine how proxies relating to Fund portfolio securities are voted is available (1) without charge, upon request, by calling (800) 823-6300 or (2) on the Securities and Exchange Commission (the “SEC”) website at http://www.sec.gov.

The Fund’s proxy voting record for the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 823-6300 or (2) on the SEC’s website at http://www.sec.gov. Information as of June 30 each year will generally be available by the following August 31.

Form N-Q

The Fund files a complete schedule of each Portfolio’s holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330.

Board Consideration of Management Agreement

Lazard Retirement US Small Cap Equity Growth Portfolio and Lazard Retirement Master Alternatives Portfolio

At a meeting of the Board held on August 6, 2014, the Board considered the approval of the Management Agreement between the Fund, on behalf of Lazard Retirement US Small Cap Equity Growth Portfolio (the “Small Cap Portfolio”) and Lazard Retirement Master Alternatives Portfolio (the “Alternatives Portfolio” and, together with the Small Cap Portfolio, the “New Portfolios”), and the Investment Manager (the “New Portfolio Management Agreements”). The Independent Directors were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of the Investment Manager.

Services Provided

The Board previously had received and discussed information addressing, among other matters, the nature, extent and quality of services provided to the Fund by the Investment Manager, including a discussion of the Investment Manager and its clients (of which the existing Lazard Funds complex of 34 active funds comprised approximately $28 billion of

[1]	The New Portfolios each have one comparison group, corresponding to Service Shares.

the approximately $205 billion of total assets under the management of the Investment Manager and its global affiliates as of June 30, 2014); the Investment Manager’s global investment management platform, technology, operational and legal and compliance support and significant marketing infrastructure across broad distribution channels; and the Investment Manager’s personnel, resources, financial condition and experience. The Board received a presentation on the New Portfolios from a member of each New Portfolio’s proposed portfolio management team, including the strategies to be employed for the New Portfolios and the New Portfolios’ portfolio management teams, including professional biographies.

The Directors considered the various services to be provided by the Investment Manager including the Investment Manager’s research and portfolio management capabilities and oversight of day-to-day operations, including supervision of fund accounting and administration-related services and assistance in meeting legal and regulatory requirements. The Directors also considered the Investment Manager’s infrastructure and agreed that the New Portfolios were expected to benefit from the services and infrastructure provided by the Investment Manager. The Directors accepted management’s assertion that such services and infrastructure would be greater than those typically provided to a $25 billion fund complex not managed by a large, global firm such as the Investment Manager.

Comparative Management Fee, Expense Ratio and Performance Information

The Directors reviewed comparative management fee and expense ratio information prepared by Strategic Insight, an independent provider of investment company data.

Management Fee and Expense Ratios. Representatives of the Investment Manager reviewed the proposed management fee and anticipated expense ratios for the New Portfolios and the comparisons provided by Strategic Insight, which compared management fees and expense ratios for each New Portfolio to its respective group1 of comparison funds (“Groups”) and broader Morningstar categories (“Categories”), and the Directors noted the methodology and assumptions used by Strategic Insight, including that the management fee comparisons and the rankings used therein include administrative fees (which are paid to the Fund’s third party administrator that is not affiliated with the In-

Annual Report	59

vestment Manager). The proposed contractual management fee and estimated expense ratio for the Alternatives Portfolio were below the medians for the Groups but above the medians for the Categories. For the Small Cap Portfolio, the proposed contractual management fee and estimated expense ratios were above the respective Group and Category medians. There were no client accounts managed by the Investment Manager with investment objectives, policies and strategies similar to those of the New Portfolios.

Performance. Since the New Portfolios had not yet commenced operations and, since there were no client accounts managed by the Investment Manager with investment objectives, policies and strategies similar to those of the New Portfolios, there was no performance presented for the Directors to consider.

Investment Manager Profitability and Economies of Scale

Representatives of the Investment Manager noted that because the New Portfolios are newly formed, have not commenced operations and the eventual aggregate amount of the New Portfolios’ assets was uncertain, specific information concerning the cost of services to be provided to the New Portfolios and the expected profits to be realized by the Investment Manager and its affiliates from their relationships with the New Portfolios and economies of scale would be subject to a number of assumptions and would be speculative and not meaningful. The Investment Manager’s representatives stated that they did not expect the Investment Manager to realize any current profits on the New Portfolios initially, noting the Investment Manager’s agreement to waive its fees and/or reimburse each New Portfolio for at least two years following the New Portfolio’s commencement of operations to maintain the expense ratios reflected in the Strategic Insight materials. The Board determined to revisit this issue no later than when it next reviewed the investment management fee in connection with renewal of the New Portfolio Management Agreement. The Investment Manager’s representatives noted that neither the Investment Manager nor its affiliates were expected to receive any significant indirect benefits from the Investment Manager acting as investment adviser to the New Portfolios. The Investment Manager’s representatives reviewed with the Board information provided on the Investment Manager’s brokerage and soft dollar practices. The representatives of the Investment Manager stated that the Investment Manager intends to support distribution rela-

tionships through direct payments from its or its affiliates’ own resources to third parties in connection with distribution and shareholder servicing and/or administrative and recordkeeping services, and noted that the New Portfolios would not bear any related costs other than the 0.25% 12b-1 fee pursuant to the Distribution and Servicing Plan adopted for the New Portfolios’ Service Shares.

At the conclusion of these discussions, each of the Directors expressed the opinion that he or she had been furnished with sufficient information to make an informed business decision with respect to the approval of the New Portfolio Management Agreements. Based on its discussions and considerations as described above, the Board made the following conclusions and determinations with regard to each New Portfolio Management Agreement:

•	The Board concluded that the nature, extent and quality of the services to be provided by the Investment Manager are adequate and appropriate, noting the benefits of advisory and research and other services and infrastructure (as discussed above) associated with an approximately $205 billion global asset management business.

•	The Board was satisfied with the resources the Investment Manager was to devote to management of the New Portfolio.

•	The Board concluded that the New Portfolio’s fees to be paid to the Investment Manager were reasonable in light of the considerations discussed above.

•	The Board recognized that economies of scale may be realized as the assets of the New Portfolio increase. The Board determined it would seek to have the Investment Manager share any material economies of scale with the New Portfolio.

The Board considered these conclusions and determinations in their totality and, without any one factor being dispositive, determined to approve each New Portfolio Management Agreements.

Lazard Retirement Enhanced Opportunities Portfolio

At a meeting of the Fund’s Board held on November 12, 2014, the Board considered the approval of the Management

60	Annual Report

Agreement between the Fund, on behalf of Lazard Retirement Enhanced Opportunities Portfolio (the “Opportunities Portfolio”), and the Investment Manager (the “Opportunities Portfolio Management Agreement”). The Independent Directors were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of the Investment Manager.

Services Provided

The Board previously had received and discussed information addressing, among other matters, the nature, extent and quality of services provided to the Fund by the Investment Manager, including a discussion of the Investment Manager and its clients (of which the existing Lazard Funds complex of 36 active funds comprised approximately $28.4 billion of the approximately $198 billion of total assets under the management of the Investment Manager and its global affiliates as of September 30, 2014); the Investment Manager’s global investment management platform, technology, operational and legal and compliance support and significant marketing infrastructure across broad distribution channels; and the Investment Manager’s personnel, resources, financial condition and experience. The Board received a presentation on the Opportunities Portfolio from members of the Opportunities Portfolio’s proposed portfolio management team, including the strategies to be employed for the Opportunities Portfolio and the Opportunities Portfolio’s portfolio management team, including professional biographies.

The Directors considered the various services to be provided by the Investment Manager including the Investment Manager’s research and portfolio management capabilities and oversight of day-to-day operations, including supervision of fund accounting and administration-related services and assistance in meeting legal and regulatory requirements. The Directors also considered the Investment Manager’s infrastructure and agreed that the Opportunities Portfolio was expected to benefit from the services and infrastructure provided by the Investment Manager. The Directors accepted management’s assertion that such services and infrastructure would be greater than those typically provided to a $28 billion fund complex not managed by a large, global firm such as the Investment Manager.

[2]	The Opportunities Portfolio has one comparison group, corresponding to Investor Shares.

Comparative Management Fee, Expense Ratio and Performance Information

The Directors reviewed comparative management fee and expense ratio information prepared by Strategic Insight.

Management Fee and Expense Ratios. Representatives of the Investment Manager reviewed the proposed management fee and anticipated expense ratio for the Opportunities Portfolio and the comparisons provided by Strategic Insight, which compared the management fee and expense ratio for the Opportunities Portfolio to a group2 of comparison funds (the “Group”) and a broader category of funds (the “Universe”), and the Directors noted the methodology and assumptions used by Strategic Insight, including that the management fee comparisons and the rankings used therein include administrative fees (which are paid to the Fund’s third party administrator that is not affiliated with the Investment Manager). The proposed contractual management fee and estimated expense ratio for the Opportunities Portfolio were below the medians for the Group but above the medians for the Universe (in the third quartile of the funds in the Universe). At the Board’s request, Strategic Insight had also provided the Board with the investment-related expenses (dividend and interest expenses on securities sold short) of the funds in the Group, as available, for comparison with the Opportunities Portfolio’s anticipated dividend and interest expenses on securities sold short, although Group rankings were determined without consideration of investment-related expenses. The Board also considered the fees paid by client accounts managed by the Investment Manager with investment objectives, policies and strategies similar to those of the New Portfolios.

Performance. The Directors considered the performance of a composite of accounts managed by the portfolio managers with investment objectives, policies and strategies similar to those contemplated for the Opportunities Portfolio compared to various indexes.

Investment Manager Profitability and Economies of Scale

Representatives of the Investment Manager noted that because the Opportunities Portfolio is newly formed, has not commenced operations and the eventual aggregate amount of the Opportunities Portfolio’s assets was uncertain, specific information concerning the cost of services to be provided to the Opportunities Portfolio and the expected profits to be realized by the Investment Manager and its affiliates from their

Annual Report	61

relationships with the Opportunities Portfolio and economies of scale would be subject to a number of assumptions and would be speculative and not meaningful. The Investment Manager’s representatives stated that they did not expect the Investment Manager to realize any current profits on the Opportunities Portfolio initially, noting the Investment Manager’s agreement to waive its fees and/or reimburse the Opportunities Portfolio for at least two years following the Opportunities Portfolio’s commencement of operations to maintain the expense ratios reflected in the Strategic Insight materials. The Board determined to revisit this issue no later than when it next reviewed the investment management fee in connection with renewal of the Opportunities Portfolio Management Agreement. The Investment Manager’s representatives noted that neither the Investment Manager nor its affiliates were expected to receive any significant indirect benefits from the Investment Manager acting as investment adviser to the Opportunities Portfolio. The Investment Manager’s representatives reviewed with the Board information provided on the Investment Manager’s brokerage and soft dollar practices. The representatives of the Investment Manager stated that the Investment Manager intends to support distribution relationships through direct payments from its or its affiliates’ own resources to third parties in connection with distribution and shareholder servicing and/or administrative and recordkeeping services, and noted that the Opportunities Portfolio would not bear any related costs other than the 0.25% 12b-1 fee pursuant to the Distribution and Servicing Plan adopted for the Opportunities Portfolio’s Service Shares.

At the conclusion of these discussions, each of the Directors expressed the opinion that he or she had been furnished with sufficient information to make an informed business decision with respect to the approval of the Opportunities Portfolio Management Agreement. Based on its discussions and considerations as described above, the Board made the following conclusions and determinations with regard to the Opportunities Portfolio Management Agreement:

•	The Board concluded that the nature, extent and quality of the services to be provided by the Investment Manager are adequate and appropriate, noting the benefits of advisory and research and other services and infrastructure (as discussed above) associated with an approximately $198 billion global asset management business.

•	The Board was satisfied with the resources the Investment Manager was to devote to management of the Opportunities Portfolio.

•	The Board concluded that the Opportunities Portfolio’s fees to be paid to the Investment Manager were reasonable in light of the considerations discussed above.

•	The Board recognized that economies of scale may be realized as the assets of the Opportunities Portfolio increase. The Board determined it would seek to have the Investment Manager share any material economies of scale with the Opportunities Portfolio.

The Board considered these conclusions and determinations in their totality and, without any one factor being dispositive, determined to approve the Opportunities Portfolio Management Agreement.

62	Annual Report

NOTES

Annual Report	63

NOTES

64	Annual Report

Lazard Retirement Series, Inc.
30 Rockefeller Plaza
New York, New York 10112-6300
Telephone: 800-823-6300
http://www.LazardNet.com

Investment Manager
Lazard Asset Management LLC
30 Rockefeller Plaza
New York, New York 10112-6300
Telephone: 800-823-6300

Distributor
Lazard Asset Management Securities LLC
30 Rockefeller Plaza
New York, New York 10112-6300

Custodian
State Street Bank and Trust Company
One Iron Street
Boston, Massachusetts 02210

Transfer Agent and Dividend Disbursing Agent
Boston Financial Data Services, Inc.
P.O. Box 8514
Boston, Massachusetts 02266-8514
Telephone: 800-986-3455

Independent Registered Public Accounting Firm
Deloitte & Touche LLP
30 Rockefeller Plaza
New York, New York 10112-0015

Legal Counsel
Stroock & Stroock & Lavan LLP
180 Maiden Lane
New York, New York 10038-4982
http://www.stroock.com

Performance information as of the most recent month end is available online at www.LazardNet.com.

Lazard Asset Management LLC • 30 Rockefeller Plaza • New York NY 10112 • www.lazardnet.com

LZDPS010

ITEM 2.  CODE OF ETHICS.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

The Registrant’s Board of Directors (the “Board”) has determined that Robert M. Solmson and Nancy A. Eckl, members of the Audit Committee of the Board, are audit committee financial experts as defined by the Securities and Exchange Commission (the “SEC”). Mr. Solmson and Ms. Eckl are “independent” as defined by the SEC for purposes of audit committee financial expert determinations.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

The Registrant’s principal accountants were Anchin, Block & Anchin LLP (AB&A) for year 2013 and Deloitte & Touche LLP (D&T) for year 2014.

(a)  Audit Fees. The aggregate fees billed for each of the last two fiscal years (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $121,700 in 2013 (AB&A) and $145,000 in 2014 (D&T).

(b)  Audit-Related Fees. There were no fees billed in the Reporting Periods by the Auditor to the Registrant for assurance and related services that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item 4.

(c)  Tax Fees. The aggregate fees billed in the Reporting Periods by the Auditor to the Registrant for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $34,000 in 2013 (AB&A) and $25,600 in 2014 (D&T). These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held. There were no fees billed in the Reporting Periods for Tax Services by the Auditor to Lazard Asset Management LLC, the Registrant’s investment manager (“Lazard”), and any entity controlling, controlled by or under common control with Lazard that provides ongoing services to the Registrant (“Service Affiliates”).

(d)  All Other Fees. There were no fees billed in the Reporting Periods for products and services by the Auditor to the Registrant other than the services reported in paragraphs (a) through (c) above. There were no fees billed in the Reporting Periods for non-audit services by the Auditor to Service Affiliates, other than the services reported in paragraphs (a) through (c) above.

(e)  Audit Committee Pre-Approval Policies and Procedures. The Registrant’s Audit Committee pre-approves the Auditor’s engagements for audit and non-audit services to the Registrant and, as required, non-audit services to Service Affiliates on a case-by-case basis. Pre-approval considerations include whether the proposed services are compatible with maintaining the Auditor’s independence. There were no services provided by the Auditor to the Registrant that were approved pursuant to (c)(7)(i)(C) of Rule 2-01 of Regulation S-X during the Reporting Periods.

(f)  None.

(g)  Non-Audit Fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant and Service Affiliates for the Reporting Periods were $34,000 in 2013 (AB&A) and $1,290,951 in 2014 (D&T).

(h)  Not applicable.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.  INVESTMENTS

Not applicable.

ITEM 7.  DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.  PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There were no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board during the period covered by this report.

ITEM 11.  CONTROLS AND PROCEDURES.

(a)      The Registrant’s principal executive and principal financial officers have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant’s management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)      There were no changes to the Registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1)    Code of Ethics referred to in Item 2.

(a)(2)    Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)    Not applicable.

(b)      Certifications of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Lazard Retirement Series, Inc.

By	/s/ Charles L. Carroll
Charles L. Carroll
Chief Executive Officer

Date	March 10, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Charles L. Carroll
Charles L. Carroll
Chief Executive Officer

Date	March 10, 2015

By	/s/ Stephen St. Clair
Stephen St. Clair
Chief Financial Officer

Date	March 10, 2015